EXHIBIT 10.2
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                               AGREEMENT OF LEASE

                                     Between

                       104 WEST 40TH STREET PARTNERS, LLC,

                                    Landlord,

                                       and

                           BRIDGELINE SOFTWARE, INC.,

                                     Tenant.


                                    Premises:

                                   Suite 1010
                              104 West 40th Street
                               New York, New York



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
                            LEASE INFORMATION SUMMARY


I.    LEASE DATE:                      November 26, 2003



II.   PARTIES AND ADDRESSES:

      A.  LANDLORD:                    104 West 40th Street Partners, LLC

      B.  LANDLORD'S ADDRESS
          FOR NOTICES:                 c/o RFR Realty, LLC
                                       400 Park Avenue - 15th floor
                                       New York, New York 10022

                                       with a copy to:

                                       Esanu Katsky Korins & Siger, LLP
                                       605 Third Avenue
                                       New York, New York 10158
                                       Attn: Randolph Amengual, Esq.

      C.  TENANT:                      Bridgeline Software, Inc.

      D.  TENANT'S ADDRESS
          FOR NOTICES:                 Prior to the Commencement Date:
                                       130 New Boston Street
                                       Woburn, Massachusetts 01801

                                       After the Commencement Date:

                                       104 West 40th Street
                                       New York, New York 10018



III.  PROPERTY INFORMATION:

      A.  PREMISES:                    A portion of the tenth (10th) floor
                                       of the Building, known as Suite 1010,
                                       as shown cross-hatched on Exhibit I
                                       annexed hereto and made a part hereof.

      B.  BUILDING:                    104 West 40th Street, New York, New York

      C.  REAL PROPERTY:               The real property on which the Building
                                       is located:



IV.   TERM:

      A.  TERM OF LEASE:               Seven (7) years and five (5) months

      B.  COMMENCEMENT DATE:           The date of substantial completion of
                                       Landlord's Work.


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      C.  EXPIRATION DATE:             The date immediately preceding seven (7)
                                       years and five (5) months after the
                                       Commencement Date, provided that if such date is not the last day of the calendar month, then the Expiration Date shall be extended to the last day of the calendar month in which the Term expires.



V.    RENT:

      A.  MINIMUM RENT
          (INCLUDING ELECTRICITY
          FACTOR): (i) One Hundred Thirty Two thousand and 00/100 ($132,000.00) Dollars per annum
                                       ($11,000.00 per month) for the period
                                       commencing on the Commencement Date and
                                       ending on the day immediately preceding
                                       the third (3rd) anniversary of the
                                       Commencement Date; and

                                       (ii) One Hundred Forty Thousand Eight
                                       Hundred and 00/100 ($140,800.00) Dollars
                                       per annum ($11,733.33 per month) for the
                                       period commencing on the third (3rd)
                                       anniversary of the Commencement Date and
                                       ending on the Expiration Date.
      B.  MINIMUM RENT
          ABATEMENT PERIOD:            The second (2nd), third (3rd), fourth
                                       (4th), thirteenth (13th) and fourteenth
                                       (14th) full calendar months of the Term.

      C.  LANDLORD'S ADDRESS FOR
          PAYMENT OF RENT:             c/o RFR Realty, LLC
                                       400 Park Avenue - 15th floor
                                       New York, New York 10022


      D.  ELECTRICITY FACTOR:          $13,200.00 per annum

      E.  TENANT'S PROPORTIONATE
          SHARE:                       2.93%

      F.  BASE TAX AMOUNT:             The Taxes (as defined in Article 28) for
                                       the New York City fiscal tax year
                                       commencing on July 1, 2003 through June
                                       30, 2004.

      G.  BASE SECURITY YEAR:          The calendar year 2004.

      H.  BASE INSURANCE YEAR:         The calendar year 2004.

      I.  OPERATING ESCALATION:        Fixed 2.5% per annum increase in Minimum
                                       Rent.

      J.  SECURITY DEPOSIT:            $33,000.00



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      K.  LANDLORD'S WORK:             As described on Schedule B annexed hereto
                                       and made a part hereof.

      L.  TENANT UPGRADES:             $7,194.00 payable by Tenant upon
                                       execution of this Lease.



VI.   PERMITTED USES:
                                       General and executive offices.



VII.  BROKERS:

      A.  LANDLORD'S BROKER:           RFR Realty, LLC

      B.  TENANT'S BROKER:             Paul Rhodes-Williamson Picket Gross, Inc.




The summary of lease information set forth above and any addendum and/or exhibits) and/or schedule(s) ("Riders") attached to this Lease are incorporated into and made a part of the following Lease. Notwithstanding anything to the contrary contained in this Lease, Articles 1 through 39 shall control the rights and obligations of the parties hereto except that the provisions of any Riders shall supersede any inconsistent provisions in Articles 1 through 39, as the case may be.

                                TABLE OF CONTENTS

1.    BASIC LEASE TERMS......................................................  1
      A.  Premises; Rent ....................................................  1
      B.  Commencement Notice................................................  1
      C.  Rent Credit .......................................................  2
2.    USE AND OCCUPANCY......................................................  2
      A.  Permitted Uses ....................................................  2
      B.  Use Prohibitions ..................................................  2
3.    ALTERATIONS............................................................  2
      A.  Defined Terms .....................................................  2
      B.  Alterations Within Premises .......................................  3
      C.  Landlord's Supervisory Fee ........................................  4
      D.  Required Submissions; Permits......................................  4
      E.  Completion of Alterations..........................................  6
      F.  Liens..............................................................  6
      G.  Miscellaneous Conditions...........................................  7
      H.  Removal of Alterations.............................................  8
4.    REPAIRS - FLOOR LOAD ..................................................  9
5.    WINDOW CLEANING .......................................................  9
6.    REQUIREMENTS OF LAW ................................................... 10
7.    SUBORDINATION ......................................................... 10
      A.  Subordination ..................................................... 10
      B.  Attornment ........................................................ 11
8.    RULES AND REGULATIONS ................................................. 11
9.    INSURANCE.............................................................. 11
      A.  Tenant's Insurance ................................................ 11
      B.  Tenant's Other Insurance .......................................... 12
      C.  Waiver of Subrogation ............................................. 12
10.   DESTRUCTION OF THE PREMISES; PROPERTY LOSS OR DAMAGE................... 13
      A.  Repair of Damage .................................................. 13
      B.  Landlord's Termination Option ..................................... 13
      C.  Repair Delays ..................................................... 13
      D.  Provision Controlling ............................................. 13
      E.  Property Loss or Damage ........................................... 13
11.   CONDEMNATION........................................................... 14
      A.  Condemnation ...................................................... 14
      B.  Award ............................................................. 15
12.   ASSIGNMENT AND SUBLETTING.............................................. 15
      A.  Prohibition Without Consent ....................................... 15
      B.  Notice of Proposed Transfer ....................................... 15
      C.  Landlord's Takeback Options ....................................... 15
      D.  Effect of Termination by Landlord ................................. 16
      E.  Takeback by Landlord .............................................. 16
      F.  Effect of Takeback or Termination ................................. 17
      G.  Conditions for Landlord's Approval ................................ 17
      H.  Future Requests ................................................... 19
      I.  Sublease Provisions ............................................... 19
      J.  Profits From Assignment or Subletting ............................. 19



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
      K.  Other Transfers ................................................... 20
      L.  Related Corporation ............................................... 20
      M.  Assumption by Assignee ............................................ 20
      N.  Liability of Tenant ............................................... 21
      O.  Listings .......................................................... 21
      P.  Exclusive Broker .................................................. 21
      Q.  Re-entry by Landlord .............................................. 21
13.   CONDITION OF PREMISES ................................................. 22
14.   ACCESS TO PREMISES .................................................... 22
15.   CERTIFICATE OF OCCUPANCY .............................................. 23
16.   LANDLORD'S LIABILITY .................................................. 23
17.   DEFAULT ............................................................... 24
      A.  Events of Default ................................................. 24
      B.  Effect of Bankruptcy............................................... 25
      C.  Conditional Limitation ............................................ 25
      D.  Repeated Defaults ................................................. 25
      E.  Landlord's Rights ................................................. 25
18.   REMEDIES AND DAMAGES .................................................. 25
      A.  Landlord's Remedies ............................................... 25
      B.  Damages............................................................ 26
      C.  Legal Fees......................................................... 27
19.   FEES AND EXPENSES...................................................... 28
      A.  Curing Tenant's Defaults .......................................... 28
      B.  Late Charges ...................................................... 28
20.   NO REPRESENTATIONS BY LANDLORD ........................................ 29
21.   END OF TERM............................................................ 29
      A.  Surrender of Premises ............................................. 29
      B.  Holdover By Tenant ................................................ 29
22.   QUIET ENJOYMENT ....................................................... 30
23.   FAILURE TO GIVE POSSESSION............................................. 30
24.   NO WAIVER ............................................................. 30
25.   WAIVER OF TRIAL BY JURY ............................................... 31
26.   INABILITY TO PERFORM .................................................. 31
27.   BILLS AND NOTICES ..................................................... 31
28.   ESCALATIONS ........................................................... 32
      A.  Defined Terms ..................................................... 32
      B.  Escalation......................................................... 33
      C.  Payment of Escalations............................................. 33
      D.  Adjustments ....................................................... 35
      E.  Operating Cost Increase ........................................... 36
      F.  Capital Improvements .............................................. 36
29.   SERVICES............................................................... 36
      A.  Elevator .......................................................... 36
      B.  HVAC .............................................................. 36
      C.  After Hours and Additional Services ............................... 37
      D.  Cleaning .......................................................... 38
      E.  Trash Removal...................................................... 38
      F.  Sprinkler System .................................................. 39
      G.  Water ............................................................. 39
      H.  Electricity Service................................................ 39


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      I.  Energy Conservation................................................ 42
      J.  Interruption of Services .......................................... 43
30.   PARTNERSHIP TENANT..................................................... 43
      A.  Partnership Tenants ............................................... 43
      B.  Limited Liability Entities ........................................ 43
31.   VAULT SPACE ........................................................... 44
32.   SECURITY DEPOSIT....................................................... 44
      A.  Deposit of Security ............................................... 44
      B.  Letter of Credit .................................................. 44
      C.  Application of Security Deposit ................................... 45
33.   CAPTIONS............................................................... 45
34.   ADDITIONAL DEFINITIONS................................................. 45
35.   PARTIES BOUND ......................................................... 46
36.   BROKER ................................................................ 46
37.   INDEMNITY ............................................................. 47
38.   ADJACENT EXCAVATION; SHORING .......................................... 47
39.   MISCELLANEOUS ......................................................... 47
      A.  No Offer .......................................................... 47
      B.  Signatories ....................................................... 47
      C.  Certificates ...................................................... 48
      D.  Directory Listings ................................................ 48
      E.  Authority ......................................................... 48
      F.  Signage............................................................ 48
      G.  Consents and Approvals ............................................ 49
      H.  Rent Control ...................................................... 49
      I.  Right to Relocate.................................................. 49
      J.  Access to Premises................................................. 50
      K.  Confidentiality ................................................... 50

      AGREEMENT OF LEASE, made between 104 WEST 40th STREET PARTNERS, LLC, as landlord, and BRIDGELINE SOFTWARE, INC., a Delaware corporation, as tenant.

                                   WITNESSETH:

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

1.    BASIC LEASE TERMS.

      A. Premises: Rent. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises in the Building for the Term, to commence on the Commencement Date and to end on the Expiration Date, both dates inclusive, unless the Term shall sooner end pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law at the Minimum Rent, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments, in advance, commencing on the Commencement Date and on the first (1st) day of each calendar month thereafter during the Term (except as hereinafter otherwise provided), at Landlord's Address for Payment of Rent or such other place as Landlord may designate, without any set-off, offset, abatement or deduction whatsoever, except that Tenant shall pay the first monthly installment on the execution hereof. If the Commencement Date shall occur on a date other than the first (1st) day of any calendar month, Tenant shall pay to Landlord, on the first (1st) day of the month next succeeding the month during which the Commencement Date shall occur, an amount equal to such proportion of an equal monthly installment of Minimum Rent as the number of days from and including the Commencement Date bears to the total number of days in. said calendar month. Such payment, together with the sum paid by Tenant upon the execution of this Lease, shall constitute payment of the Minimum Rent for. the period from the Commencement Date to and including the last day of the next succeeding calendar month. In the event that, on the Commencement Date, or thereafter, Tenant shall be in default in the payment of Rent to Landlord pursuant to the terms of another lease of space in the Building with Landlord or with Landlord's predecessor-in-interest, Landlord may, at Landlord's option and without notice to Tenant, add the amount of such arrearages to any monthly installment of the Rent and the same shall be payable to Landlord as additional rent hereunder.

      B.  Commencement Notice.

          (i) Landlord shall fix the Commencement Date in a notice to Tenant given not sooner than five (5) days next following the date of the giving of such notice, which notice shall state that Landlord has, or on or prior to the commencement date fixed in said notice shall have, substantially completed Landlord's Work. After the determination of the Commencement Date, and at Landlord's request, prior to delivery of possession of the Premises to Tenant, Tenant agrees, upon demand of Landlord, to execute, acknowledge and deliver to Landlord an instrument, in form satisfactory to Landlord, setting forth the Commencement Date and the Expiration Date.

          (ii) Notwithstanding anything contained herein to the contrary, and provided that this Lease shall have been executed by Tenant and delivered to Landlord together the first month's rent and the Security Deposit on or before December 1, 2003, in the event that the Commencement Date has not occurred by April 1, 2004, Tenant shall have the option to terminate this Lease upon thirty
(30) days' written notice to Landlord; provided, however, that in the event Landlord delivers possession of the Premises to Tenant and the Commencement Date occurs within such thirty (30) day period, Tenant's termination of this Lease shall be null and void.


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
      C. Rent Credit. Notwithstanding anything to the contrary hereinabove set forth, provided Tenant is not in default under this Lease, Tenant shall be entitled to a credit against the Minimum Rent exclusive of the Electrici Factor (the "MINIMUM RENT ABATEMENT") for the second (2nd), third (3rd), fourth (4th), thirteenth (13th) and fourteenth (14th) full calendar months of the Term. It is understood and agreed that the Minimum Rent Abatement is given by Landlord in consideration of Tenant's paying when due all rents under this Lease, and otherwise complying with the terms hereof, and that in the event of any default by Tenant under this Lease which results in the early termination hereof, (i) the entire Minimum Rent Abatement given pursuant to this Subsection C, (ii) any fee, commission or other compensation paid by Landlord to any broker or finder in connection with this Lease, and (iii) the costs incurred by Landlord in performing Landlord's Work shall, in addition to any other claims which Landlord may have hereunder by reason of such default, become immediately due and payable to Landlord as additional rent under this Lease.

2.    USE AND OCCUPANCY.

      A. Permitted Uses. Tenant shall use and occupy the Premises for the Permitted Uses, and for no other purpose.

      B. Use Prohibitions. Tenant hereby represents, warrants and agrees that Tenant's business is not and shall not be photographic, multilith or multigraph reproductions or offset printing. Anything contained herein to the contrary notwithstanding, Tenant shall not use the Premises or. any part thereof, or permit the Premises or any part thereof to be used, (i) for the business of photographic, multilith or multigraph reproductions or offset printing, (ii) for a banking, trust company, depository, guarantee or safe deposit business, (iii) as a savings bank, a savings and loan association or a loan company, (iv) for the sale of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (v) as a "retail" stock broker's or dealer's office which shall be open to the general public (except pursuant to prior appointment), (vi) as a restaurant or bar or for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever, (vii) as a news or cigar stand, (viii) as an employment agency, labor union office, physician's or dentist's office or for the rendition of any other diagnostic or therapeutic services, dance or music studio, school (except for, the training of employees of Tenant), (ix) as a barber shop, beauty salon or manicure shop, (x) for the retail sale of any goods or products, (xi) for a public stenographer or typist, (xii) for a telephone or telegraph agency, telephone or secretarial service for the public at large, (xiii) for a messenger service for the public at large, (xiv) gambling or gaming activities, obscene or pornographic purposes or any sort of commercial sex establishment, (xv) for the possession, storage, manufacture or sale of alcohol, drugs or narcotics, (xvi) for the conduct of a public auction, (xvii) for the offices or business of any federal, state or municipal agency or any agency of any foreign government, or (xviii) for any use that would cause the Premises to be deemed a place of public accommodation under the Americans with Disabilities Act of 1990. Nothing in this Subsection B shall preclude Tenant from using any part of the Premises for photographic, multilith or multigraph reproductions in connection with, either directly or indirectly, its own business and/or activities.

3.    ALTERATIONS.

      A. Defined Terms. The following terms shall have the meanings hereinafter set forth used throughout this Lease, Exhibits, Schedules and Riders (if any).

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
          (i) "ALTERATIONS" shall mean and include all installations, changes, alterations, restorations, renovations, decorations, replacements, additions, improvements and betterments made in or to the Premises or the Building.

          (ii) "BUILDING SYSTEMS" shall mean the mechanical, gas, electrical, sanitary, heating, air-conditioning, ventilating, elevator, plumbing, life-safety and other service systems of the Building.

          (iii) "DECORATIVE ALTERATIONS" shall mean Alterations which do not require the issuance of a building permit or any other governmental authorization and which are purely decorative in nature (i.e., painting, the installation or removal of carpeting or wall coverings and the installation or relocation of modular office partitions).

          (iv) "LEGAL REQUIREMENTS" shall mean and include all laws orders, ordinances, directions, notices, rules and regulations of the federal government and of any state, county, city, borough and municipality, and of any division, agency, subdivision, bureau, office, commission, board, authority and department thereof, and of any public officer or official and of any quasi-governmental officials and authorities, and of any insurance boards, having jurisdiction over the Real Property, the Building and/or the Premises.

          (v) "NON-STRUCTURAL ALTERATIONS" shall mean non-structural, non-mechanical and non-electrical Alterations.

          (vi) "Permits" shall mean all governmental permits, approvals, licenses, authorizations, waivers, consents and certificates which may be required in connection with the performance of any Alterations.

      B.  Alterations Within Premises.

          (i) Except as expressly provided to the contrary herein, Tenant shall make no Alterations in or to the Premises, including removal of partitions, doors, electrical installations, plumbing installations, water coolers, heating, ventilating and air conditioning or cooling systems, units or parts thereof or other apparatus of like or other nature, whether structural or non-structural, without landlord's prior written consent, which consent Landlord agrees not to unreasonably withhold or unduly delay with respect to Non-Structural Alterations that are made entirely within the Premises and which do not (i) affect the structure of the Building or any Building Systems outside (or serving parts of the Building outside) the Premises, or (ii) violate, create a condition which violates, or require Landlord to perform any work or incur any expense to ensure compliance with, any Legal Requirements (it being agreed that, in all other instances, Landlord may withhold its consent in Landlord's sole and absolute discretion), and then only by contractors or mechanics approved in writing by Landlord (which approval Landlord agrees not to unreasonably withhold or unduly delay with respect to contractors or mechanics performing Non Structural Alterations). Notwithstanding anything to the contrary contained in this Subsection B, Tenant shall have the right, on not less than ten (10) days' prior written notice to Landlord, but without being required to obtain Landlord's consent, to perform Decorative Alterations in or to the Premises, provided that:
(y) Tenant shall comply with all applicable Legal Requirements and all of the other applicable requirements governing Alterations set forth in this Lease, and
(z) such Decorative Alterations shall be performed only by contractors or mechanics approved in writing by Landlord (which approval Landlord agrees not to unreasonably withhold or unduly delay with respect to contractors or mechanics performing such Decorative' Alterations). Landlord expressly reserves the right to exclude from the Building any person, firm or corporation attempting to perform any Alterations or act as construction contractor or manager without Landlord's prior written consent, which consent shall not be unreasonably withheld or

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
delayed, except with respect to contractors performing structural, mechanical or electrical work with respect to which Landlord may withhold its consent in its sole discretion.

          (ii) It shall be Tenant's responsibility and obligation to ensure that all Alterations: (1) shall be made at Tenant's own cost and expense and at such times and in such manner as Landlord may from time to time designate (including reasonable rules governing Alterations as Landlord may from time to time make),
(2) shall comply with all Legal Requirements (including New York City Local Laws No. 5 of 1973, No. 16 of 1984 and No. 58 of 1988, each as amended from time to time, and all Legal Requirements then in effect relating to asbestos and to access for the handicapped or disabled), (3) shall be made promptly and in a good and workmanlike manner using materials substantially similar in quality to the standard generally used in the Building or higher quality materials, and (4) shall not affect the appearance of the Building outside of the Premises or be visible from the exterior of the Building, it being landlord's intention to keep the exterior appearance of the Building reasonably uniform (and, in pursuance thereof, Landlord shall have the right to approve the appearance of all such Alterations, including ceiling heights, blinds, lighting, signs and other decorations which are visible from the exterior of the Building or the Premises, which approval shall not be unreasonably withheld, provided that the exterior appearance of such Alterations shall comply with all Legal Requirements and be consistent with Landlord's intention to maintain a uniform exterior appearance of the Building).

      C. Landlord's Supervisory Fee. Tenant agrees to pay to Landlord as a supervisory fee an amount equal to seven (7%) percent of the cost of any Alterations to be performed by Tenant (other than Decorative Alterations) in each instance. Such supervisory fee shall be paid by Tenant to Landlord prior to the commencement of any such Alterations, based on the estimated cost of such Alterations, and upon the completion of such Alterations, Tenant shall pay to Landlord the difference, if any, between (i) seven (7%) percent of the actual cost of such Alterations, and (ii) the amount previously paid as the estimated supervisory fee prior to the commencement of such Alterations. In addition, within ten (10) days after being billed therefor, Tenant shall reimburse Landlord, as additional rent, for any reasonable out-of-pocket expenses to third parties reasonably incurred by Landlord in connection with any Alterations performed by Tenant.

      D.  Required Submissions; Permits.

          (i) Prior to commencing the performance of any Alterations (other than Decorative Alterations), Tenant shall furnish to Landlord:

              (1) Plans and specifications prepared by a licensed architect or engineer engaged by Tenant, at the sole cost and expense of Tenant, in sufficient detail to be accepted for filing by the New York City Building Department (or any successor or other governmental agency serving a similar function) of such proposed Alterations (the "PLANS AND SPECIFICATIONS"), and in accordance with the requirements set forth on Schedule C-1 annexed hereto and made a part hereof. Tenant shall not commence the performance thereof unless and until Landlord has given written consent to the Plans and Specifications (which consent, subject to the provisions of Subparagraph B(i) above, shall not be unreasonably withheld with respect to Plans and Specifications for Non-Structural Alterations). Landlord's approval of the Plans and Specifications shall be evidenced by written endorsement by an authorized representative of Landlord to that effect on two (2) sets of the Plans and Specifications, one (1) set to be retained by Landlord and the other to be returned to Tenant. If Landlord shall disapprove the Plans and Specifications, then Tenant shall in good faith promptly proceed to amend the Plans and Specifications to satisfy Landlord's objections and shall resubmit such amended Plans and Specifications to Landlord for approval.

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
              (2) A certificate evidencing that Tenant (or Tenant's contractors) has (have) procured and paid for worker's compensation insurance covering all persons employed in connection with the work, who might assert claims for death or bodily injury against Landlord, Tenant, the Real Property and/or the Building as set forth in Schedule D, and such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Article 9), builder's risk, fire and other casualty insurance as Landlord may reasonably require in connection with the Alterations.

              (3) If the work to be undertaken is of such, a nature that it requires the approval of any Mortgagee (as defined in Article 7) or Lessor (as defined in Article 7), such approval shall be obtained at Tenant's cost and expense and Landlord hereby agrees, at Tenant's request but at no cost or expense to Landlord, to use reasonable efforts to cooperate with Tenant with respect to Tenant's obtaining such approval; if the work requires expenditures by Tenant in excess of $50,000.00 (exclusive of the cost of Decorative Alterations), a surety company performance bond in form and substance satisfactory to Landlord (procured at Tenant's cost and expense), issued by a surety company reasonably acceptable to Landlord, or other security reasonably satisfactory to Landlord, in an amount equal to at least 125% of the estimated cost of such Alterations, guaranteeing to Landlord and any Mortgagee and/or Lessor the completion thereof and payment therefor within a reasonable time, free and clear of all liens, encumbrances, chattel mortgages, security interests, conditional bills of sale and other charges, and in accordance with the plans and specifications approved by Landlord, and such other security as may be satisfactory to Landlord in its sole judgment.

              (4) Such permits, authorizations or consents as may be required by any applicable Legal Requirements, all of which shall be obtained at Tenant's cost and expense, provided, however, that no plans, specifications or applications shall be filed by Tenant with any governmental authority without Tenant first obtaining Landlord's written consent thereto.

              (5) A written letter of authorization, in form reasonably satisfactory to Landlord, signed by all architects, engineers, surveyors and designers to become involved in such Alterations, which shall confirm that, if Tenant shall abandon performance of any such Alterations, any of their respective drawings or plans are to be removed from any filing with governmental authorities on the request of Landlord.

          (ii) Landlord's engineer, at Tenant's expense, will design, in accordance with the Plans and Specifications, all engineering work required for air-conditioning, duct, distribution, electric, sprinklers and ventilation. In the event Tenant shall require engineering services for any structural work (which work has been previously approved by Landlord) or as a result of changes in the Plans and Specifications, layout or Tenant's requirements for occupancy, or for any other purposes which require additional engineering services, such engineering services shall be performed by Landlord's engineer only, and Tenant shall reimburse Landlord within ten (10) days of receipt of a statement for the reasonable cost of such engineering services.

          (iii) Upon Landlord's approval of the Plans and Specifications, Tenant shall cause the Plans and Specifications (including mechanical plans and specifications) to be filed with the governmental agencies having jurisdiction thereof, in order to obtain, and shall obtain all Permits which may be required in connection with the, performance of such Alterations. All of the Plans and Specifications shall be filed by, and all Permits which are required shall be obtained by, Landlord's expediter, at Tenant's sole cost and expense. Landlord shall with reasonable promptness sign the applications for such Permits prepared by Tenant which require Landlord's signature and Tenant shall indemnify and hold Landlord harmless against any claim, cost, liability or expense resulting from any error, omission or other impropriety or deficiency in any such application.

          (iv) Tenant hereby agrees that it shall afford Landlord and/or any affiliate of Landlord the opportunity to submit a bid as general contractor or subcontractor, as the case may be, for any Alterations.

      E.  Completion of Alterations.

          (i) Tenant, at Tenant's sole cost and expense, shall complete all Alterations in accordance with the provisions of this Article 3 and this Lease. Alterations shall be deemed completed at such time as (a) all certifications, approvals, licenses and permits with respect to such Alterations that may be required to evidence compliance with all Legal Requirements have been obtained and delivered to Landlord, and (b) Tenant shall (1) furnish evidence satisfactory to Landlord that all Alterations have been completed and paid for in full and that any and all liens therefor that have been, or might be filed have been discharged of record or waived and that no security interests relating thereto are outstanding, (2) pay Landlord for the cost of any work performed by Landlord on Tenant's behalf in connection with such Alterations, (3) except as to Decorative Alterations, furnish Landlord with one (1) set of sepia mylar transparent reproducible "as built" drawings of the Premises together with four
(4) sets of prints of the same, and the same in CADD format, (4) except as to Decorative Alterations, furnish an affidavit in the form recommended by the American Institute of Architects from Tenant's registered architect certifying that the Alterations have been performed in accordance with the Plans and Specifications as approved by Landlord. Tenant shall indemnify and save harmless Landlord and its agents from and against any and all claims, actions, liabilities and obligations arising from any work in connection with, or other matters related to, the Alterations.

          (ii) Tenant shall keep accurate and complete cost records of all Alterations performed by Tenant, and shall furnish to Landlord true copies thereof and/or of all contracts entered into and work orders issued by Tenant in connection therewith within thirty (30) days following completion of the Alterations. Landlord's review of, and/or any failure by Landlord to object to, any such contract or work order shall not: (a) be construed as an approval by landlord of such contract or work order or the contents thereof, (b) impose any liability on Landlord in connection therewith, or (c) relieve Tenant of any obligation of Tenant with respect to such Alterations or the Premises as otherwise set forth in this Lease.

      F.  Liens.

          (i) In no event shall any material or equipment be incorporated in or affixed to the Premises in connection with any Alterations which is subject to any lien, encumbrances, chattel mortgage, security interest, charge of any kind whatsoever, or is subject to any conditional sale or other similar or dissimilar title retention agreement.

          (ii) Tenant shall not create or permit to be created any lien, encumbrance or charge (levied on account of any taxes or any mechanic's, laborer's or materialman's lien, conditional sale, title retention agreement or otherwise) which might be or become a lien, encumbrance or charge upon the Real Property or Building or any part thereof or the income therefrom, and Tenant shall not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Real Property or Building or any part thereof might be impaired. Tenant shall take all steps necessary under local laws to prevent the imposition of such a lien, encumbrance or charge on the Real Property or Building.

          (iii) If any lien, encumbrance or charge referred to in this Subsection F shall at any time be filed against the Real Property or Building or any part thereof, then Tenant, within twenty (20) days after Tenant shall have received notice of the filing thereof and at Tenant's cost and expense, shall cause the same to be discharged of record by bonding or otherwise, and Tenant shall indemnify Landlord against and defend and hold Landlord harmless from all costs, expenses, liabilities, losses, fines and penalties, including reasonable attorneys' fees and disbursements, resulting therefrom. If Tenant shall fail to cause such lien to be discharged within the aforesaid period, then, in addition to any other right or remedy, Landlord may discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at, the Interest Rate (as defined in Article 19), shall constitute additional rent payable by Tenant under this Lease, which additional rent shall be paid by Tenant to Landlord within ten (10) days following delivery of a bill therefor to Tenant.

      G.  Miscellaneous Conditions.

          (i) Tenant shall not at any time, either directly or indirectly, use any contractors or labor or materials in the Premises if the use of such contractors or labor or materials would create any work stoppage, picketing, labor disruption or any other difficulty with other contractors or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof. Tenant shall immediately stop any work or other activity if Landlord shall notify Tenant that continuing such work or activity would violate the provisions of the immediately preceding sentence.

          (ii) Landlord shall not be liable for any failure or diminution of any Building Systems or services, or for any damage to Tenant's property or the property of any other person, caused by Alterations made by Tenant, notwithstanding Landlord's consent thereto or to the plans and specifications therefor. Tenant shall promptly correct any faulty or improper Alteration made by Tenant and shall repair any and all damage caused thereby. Upon Tenant's failure to promptly make such corrections and repairs, Landlord may make such corrections and repairs and charge Tenant for the cost thereof and any such charge shall be deemed additional rent, and shall be paid by Tenant to Landlord within ten (10) days following delivery of a bill therefor to Tenant. The review and/or approval by Landlord, its agents, consultants and/or contractors, of any Alterations or of Plans and Specifications therefor and the coordination of the performance of such Alterations with the Building, are solely for the benefit of Landlord, and neither Landlord nor any of its agents, consultants or contractors shall have any duty toward Tenant; nor shall Landlord or any of its agents, consultants and/or contractors be deemed to have made any representation or warranty to Tenant, or have any liability, with respect to the safety, adequacy, correctness, efficiency or compliance with Legal Requirements of my plans and specifications, Alterations or any other matter relating thereto.

          (iii) All Alterations to be performed by Tenant shall be done in a manner which will not interfere with or disturb other tenants and occupants, of the Building nor delay or impose any additional expense on Landlord in the maintenance, cleaning, repair, safety, management and security of the Building or the Building Systems or in the performance of any improvements in the Building. Landlord shall have the right to inspect the performance of the Alterations at any time to verify compliance by Tenant with the provisions of this Lease.

          (iv) Landlord shall permit Tenant's contractors and suppliers to move construction materials, supplies and equipment for the Alterations to the Premises and to remove construction waste and debris therefrom, by an elevator to be designated by Landlord at times appointed by Landlord after normal business hours or on other than business days, giving effect to other previously made appointments. Tenant's contractors and suppliers shall pay Landlord's then established charges for the use of such elevator as additional rent. Such elevator use shall be subject to reasonable scheduling and supervision by Landlord. Tenant shall, and shall cause its contractors and suppliers to, comply with Landlord's rules and regulations, and Landlord's directions for the coordination and control of construction activities in the Building and the protection and security of the Building and its systems and occupants.

          (v) If Tenant shall fail to comply with any provision of this Article 3 (beyond notice and the expiration of any applicable cure period), Landlord, in addition to any other remedy herein provided, may require Tenant to immediately cease all work being performed in the Building by or on behalf of Tenant, and Landlord may deny access to the Premises to any person performing work or supplying materials in the Premises.

          (vi) Tenant shall make any and all modifications and additions and replacements to the existing sprinkler and alarm systems within or serving the Premises as may be necessitated by any Alterations.

          (vii) All Alterations shall be subject to the provisions of Schedule C-2 annexed hereto and made a part hereof, as well as such other reasonable rules and regulations as Landlord may promulgate.

          H.  Removal of Alterations.

          (i) All movable property, furniture, furnishings and trade fixtures furnished by or at the expense of Tenant, other than those affixed to the Premises so that they cannot be removed without damage and other than those replacing an item theretofore furnished and paid for by Landlord or for which Tenant has received a credit or allowance, shall remain the property of Tenant, and may be removed by Tenant from time to time prior to the expiration of the Term. All Alterations made by Tenant, including all paneling, decorations, partitions, railings, mezzanine floors, galleries and the like, which are affixed to the Premises, shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term, provided, however, that Landlord may elect to require Tenant to remove, prior to the expiration or earlier termination of the Term, at Tenant's expense, any Alterations. Notwithstanding the foregoing, Tenant shall not be required to remove any Alterations which are approved by Landlord in accordance with this Article 3, except that Tenant acknowledges that Tenant shall be obligated to remove, prior to the expiration or earlier termination of the Term, at Tenant's expense, any Alterations made by Tenant consisting of raised floors, vaults, internal staircases, pneumatic tubes, vertical and horizontal transportation systems, and any other installations which would cost more to remove than ordinary office installations.

          (ii) In any case where Tenant removes any property or Alterations in accordance with Subsection H(i) or otherwise, Tenant shall immediately repair all damage caused by said removal and shall restore the Premises to good order and condition at Tenant's expense, and if Tenant fails to do so, Landlord may do so at Tenant's cost and Tenant shall reimburse Landlord therefor within ten (10) days of rendition of a bill therefor. Upon failure of Tenant to remove any such property or Alterations, Landlord may, at Tenant's expense: (a) remove all such property and Alterations which Landlord may require Tenant to remove pursuant to Subsection H(i), (b) cause the same to be placed in storage, and (c) repair any damage caused by said removal and restore the Premises to good order and condition. Tenant shall reimburse Landlord for all of the aforesaid expenses within ten (10) days of rendition of a bill therefor.

          (iii) Notwithstanding anything to the contrary contained in, this Subsection H, any items of property or Alterations not removed by Tenant may, at the election of Landlord, be deemed to have been abandoned by Tenant, and Landlord may retain and dispose of said items without any liability to Tenant and without accounting to Tenant for the proceeds thereof.

          (iv) The provisions of this Subsection H shall survive the expiration or sooner termination of the Term, whereupon any and all monetary obligations of Tenant pursuant thereto shall be deemed damages recoverable by Landlord.

4. REPAIRS - FLOOR LOAD. Landlord shall maintain and repair the public portions of the Building, both exterior and interior. Tenant shall, throughout the Term, take good care of the Premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all nonstructural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted. Tenant shall pay Landlord for all replacements to the lamps, tubes, ballasts and starters in the lighting fixtures installed in the Premises within ten (10) days after rendition of a bill therefor. Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of or Alterations made by Tenant or any of Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant, at its sole cost and expense, to the satisfaction of Landlord. Tenant also shall repair all damage to the Building and the Premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality and class equal to the original work or construction and shall be made in accordance with the provisions of Article 3 hereof. If Tenant fails after ten (10) days' notice to proceed with due diligence to make repairs required to be made by Tenant hereunder, the same may be made by Landlord, at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible by Landlord as additional rent within ten (10) days after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, electrical, air-cooling or heating system located in, servicing or passing through the Premises. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and heavy equipment and installations. Business machines and mechanical equipment shall be, placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Except as expressly provided in Article 10 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building, or the Premises, or in or to fixtures, appurtenances, or equipment thereof. If the Premises be or become infested with vermin, Tenant, at Tenant's expense, shall cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be approved by Landlord. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein.

5. WINDOW CLEANING. Tenant shall not clean, nor require, permit, suffer or allow any window in the Premises to be cleaned, from the outside in violation of
Section 202 of the Labor Law, or
any other applicable law, or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

6. REQUIREMENTS OF LAW. Tenant, at its sole expense, shall comply with all Legal Requirements which shall now or hereafter impose any violation, order or duty upon Landlord or Tenant with respect to the Premises as a result of the use, occupation or alteration thereof by Tenant. Tenant shall not do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with any insurance policies covering the Building and fixtures and property therein; and shall not do, or permit anything to be done in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the New York City Fire Department, New York Board of Fire Underwriters, New York Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for fire insurance applicable to the Building, or use the Premises in a manner which shall increase the We of fire insurance on the Building or on property located therein, over that in similar type buildings or in effect prior to this Lease. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to this Article shall be made in, conformity with, and subject to the provisions of, Article 3 hereof. If by reason of Tenant's failure to comply with the provisions of this Article, the fire insurance rate shall at the beginning of this Lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of use by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or the Premises issued by the New York Fire Insurance Rating Organization, or other body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Premises.

7.    SUBORDINATION.

      A. Subordination. This Lease is subject and subordinate to each and every ground or underlying lease of the Real Property or the Building heretofore or hereafter made by Landlord (collectively the "SUPERIOR LEASES") and to each and every trust indenture and mortgage (collectively the "MORTGAGES") which may now or hereafter affect the Real Property, the Building or any such Superior Lease and the leasehold interest created thereby, and to all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof or thereto, substitutions therefor and advances made thereunder. This clause shall be self-operative and no further instrument of subordination shall be required to make the interest of any lessor under a Superior Lease (a "Lessor"), or trustee or mortgagee of a Mortgage (a "MORTGAGEE") superior to the interest of Tenant hereunder. In confirmation of such subordination, however, Tenant shall execute promptly any certificate that Landlord may request and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant. If the date of expiration of any Superior Lease shall be the same day as the Expiration Date, the Term shall end and expire twelve (12) hours prior to the expiration of the Superior Lease. Tenant covenants and agrees that, except as expressly provided herein, Tenant shall not do anything that would constitute a default under any Superior Lease or Mortgage, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default under any of the foregoing. If, in connection with the financing of the Real Property, the Building or the interest of the lessee under any Superior Lease, any lending institution shall request reasonable modifications of this Lease that do not materially increase the obligations or materially and adversely affect the rights of Tenant under this Lease, Tenant covenants to make such modifications.

          B. Attornment. If at any time prior to the expiration of the Term, any Mortgage shall be foreclosed or any Superior Lease shall terminate or be terminated for any reason, Tenant agrees, at the election and upon demand of any owner of the Real Property or the Building, or the lessor under any such Superior Lease, or of any mortgagee in possession of the Real Property or the Building, to attorn, from time to time, to any such owner, lessor or mortgagee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, lessor or mortgagee, as the case may be, or receiver caused to be appointed by any of the foregoing, shall not then be entitled to possession of the Premises. The provisions of this Subsection B shall inure to the benefit of any such owner, lessor or mortgagee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, lessor or mortgagee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Subsection B, satisfactory to any such owner, lessor or mortgagee, acknowledging such attornment and setting forth the terns and conditions of its tenancy. Nothing contained in this Subsection B shall be construed to impair any right otherwise exercisable by any such owner, lessor or mortgagee.

8. RULES AND REGULATIONS. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and made a part hereof as Schedule A and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt (collectively, the "RULES AND REGULATIONS") on such notice to be given as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the Chairman of the Board of Directors of the Management Division of The Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within ten (10) days after receipt by Tenant of written notice of the adoption of any such additional Rule or Regulation. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees; provided, however, that Landlord agrees that it shall not enforce the Rules and Regulations against Tenant in a discriminatory manner.

9.    INSURANCE.

      A. Tenant's Insurance. Tenant shall obtain at its own expense and keep in fu11 force and effect from the date of full execution and delivery of this Lease tough the Expiration Date, a policy of commercial general liability and property damage insurance including broad form contractual liability coverage under which Tenant is named as the insured, and Landlord (and each member thereof in the event Landlord is a partnership or joint venture), RFR Realty LLC (and any other mortgagee or interested parties from time to time designated by RFR Realty LLC), are named as additional insureds, as their interests may appear. Such policy shall contain (i) a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, (ii) a waiver of subrogation against Landlord or a consent to a waiver of right of recovery against Landlord, and (iii) an agreement by the insurer that it will not make any claim against or seek to recover from Landlord for any loss, damage or claim whether or not covered under such policy. Such policy shall also contain a provision that the insurance company will not cancel or refuse to renew the policy, or change in any material way the nature or extent of the coverage provided by such policy, without first giving Landlord at least thirty (30) days' written notice by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insureds and policy holder. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $2,000,000 for injury (or death) and damage to property or such greater amount as Landlord may, from time to time, reasonably require. Tenant shall provide to Landlord upon execution of this Lease and at least thirty (30) days prior to the termination of any existing policy, a certificate evidencing the effectiveness of the insurance policies required to be maintained hereunder, and Tenant shall provide Landlord with a complete copy of any such policy upon written request of Landlord. Tenant shall have no right to obtain any of the insurance required hereunder pursuant to a blanket policy covering other properties unless the blanket policy contains an endorsement that names Landlord, Landlord's managing agent and/or designees specified by Landlord from time to time, as additional insureds, references the Premises, and guarantees a minimum limit available for the Premises equal to the amount of insurance required to be maintained hereunder. Each policy required hereunder shall contain a clause that the policy and the coverage evidenced thereby shall be primary with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance. The limits of the insurance required under this Article 9 shall not limit the liability of Tenant under this Lease. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York, and rated in Best's Insurance Guide, or any successor thereto (or if there be, none, an organization having a national reputation) as having a general policyholder rating of "A" and a financial rating of at least "13". In the event that Tenant fails to continuously maintain insurance as required by this Article 9, Landlord may, at its option and without relieving Tenant of any obligation hereunder, order such insurance and pay for the same at the expense of Tenant. In such event, Tenant shall repay the amount expended by Landlord, with interest thereon, immediately upon Landlord's written demand therefor.

      B. Tenant's Other Insurance. Tenant shall also maintain at its own expense during the Term a policy against fire and other casualty on Tenant's construction within the Premises and Tenant property and improvements, including without limitation, all furniture, fixtures, personal property and inventory located in the Premises on an "all-risk" form sufficient to provide 100% replacement value of such personal property, which policy shall otherwise comply with the provisions of Subsections A and C of this Article 9. Tenant shall also maintain at its own expense during the Term a policy of workers' compensation insurance providing statutory benefits for Tenant's employees and employer's liability.

      C. Waiver of Subrogation. The parties hereto shall procure an appropriate clause in, or endorsement on, any fire or extended coverage property insurance covering the Premises and the Building, as well as personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and having obtained such clauses or endorsements of waiver of subrogation or consent to a waiver of right of recovery, will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such fire and extended coverage insurance, provided, however that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by and be coextensive with the terms and provisions of the waiver of subrogation clause or endorsements or clauses or endorsements consenting to a waiver of right of recovery. If the payment of an additional premium is required for the inclusion of such waiver of subrogation provision, each party shall advise the other of the amount of any such additional premiums and the other party at its own election may, but shall not be obligated to, pay the same. If such other party shall not elect to pay such additional premium, the first party shall not be required to obtain such waiver of subrogation provision. Tenant acknowledges that Landlord will not carry insurance on and shall not be responsible for damage to, Tenant's fixtures, furnishings, equipment or other property or effects, and that Landlord shall not carry insurance against, or be responsible for any loss suffered by Tenant due to, interruption of Tenant's business.

10.   DESTRUCTION OF THE PREMISES; PROPERTY LOSS OR DAMAGE.

      A. Repair of Damage. If the Premises shall be damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord promptly following notice thereof by Tenant and the Rent until such repairs shall be made shall be reduced in the proportion which the area of the part of the Premises which is not usable by Tenant bears to the total area of the Premises; provided, however, should Tenant reoccupy a portion of the Premises for the conduct of its business prior to the date such repairs are made, the Rent shall be reinstated with respect to such reoccupied portion of the Premises and shall be payable by Tenant from the date of such occupancy. Landlord shall have no obligation to repair any damage to, or to replace, any fixtures, furniture, furnishings, equipment or other property or effects of Tenant.

      B.  Landlord's Termination Option. Anything in Subsection A of this
Article 10 to the contrary notwithstanding, if the Premises are totally damaged or are rendered wholly untenantable, and if Landlord shall decide not to restore the Premises, or if the Building shall be so damaged by fire, or other casualty that, in Landlord's opinion, either substantial alteration, demolition or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged or rendered untenantable) or the Building, after its repair, alteration or restoration shall not be economically viable as an office building, then in any of such events, Landlord, at Landlord's option, may, not later than ninety (90) days following the damage, give Tenant a notice in writing terminating this Lease. If Landlord elects to terminate this Lease, the Term shall expire upon the tenth (10th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. If Tenant shall not be in default under this Lease, then upon the termination of this Lease under the conditions provided for in the next preceding sentence, Tenant's liability for Rent shall cease as of the day following such damage.

      C. Repair Delays. Landlord shall not be liable for reasonable delays which may arise by reason of adjustment of fire insurance on the part of Landlord and/or Tenant, and for reasonable delays on account of labor troubles or any other cause beyond Landlord's control.

      D. Provision Controlling. The parties agree that this Article 10 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and that Section 227 of the Real Property Law of the State of New York, which, provides for such contingency in, the absence of an express agreement, and any other law of like import now or hereafter in force shall have no application in any such case.

      E. Property Loss or Damage. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Neither Landlord nor its agents shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Premises or in the Building.

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
Anything in this Article 10 to the contrary notwithstanding, nothing in this Lease shall be construed to relieve Landlord from responsibility directly to Tenant for any loss or damage caused directly to Tenant wholly or in part by the gross negligence or willful misconduct of Landlord. Nothing in the foregoing sentence shall affect any right of Landlord to the indemnity from Tenant to which Landlord may be entitled under Article 37 hereof in order to recoup for payments made to compensate for losses of third parties. If at any time any windows of the Premises arc temporarily closed, darkened or bricked-up for any reason whatsoever including, but not limited to, Landlord's own acts, or any of such windows are permanently closed, darkened or bricked-up if required by law or related to any construction upon property adjacent to the Real Property by Landlord or others, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of Rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall give immediate notice to Landlord in case of fire or accident in the Premises or in the Building. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent and payment to Landlord of Landlord's costs in connection therewith. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Landlord may designate and, notwithstanding said consent of Landlord, Tenant shall indemnify Landlord for, and hold Landlord harmless and free from, damages sustained by persons or property and for any damages or monies paid out by Landlord in settlement of any claims or judgments, as well as for all expenses and attorneys' fees incurred in connection therewith and all costs incurred in repairing any damage to the Building or appurtenances.

11.   CONDEMNATION.

      A. Condemnation. If the whole of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi-public use or purpose, this Lease and the Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Real Property shall be so acquired or condemned then, (i) except as hereinafter provided in this Subsection A, this Lease and the Term shall continue in force and effect but, if a part of the Premises is included in the part of the Real Property so acquired or condemned, from and after the date of the vesting of title, the Rent shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation; (ii) whether or not the Premises shall be affected thereby, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease; and (iii) if the part of the Real Property so acquired or condemned shall contain more than thirty (30%) percent of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Premises, Tenant, at Tenant's option, may give to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease. If any such five (5) days' notice of termination is given by Landlord or Tenant this Lease and the Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated pursuant to the foregoing provisions of this Subsection, Landlord, at Landlord's expense, shall restore that part of the Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Term pursuant to the provisions of this Subsection A, the Rent shall be apportioned as of the date of sooner

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
termination and any prepaid portion of Rent for any period after such date shall be refunded by Landlord to Tenant.

      B. Award. In the event of any such acquisition or condemnation of all or any part of the Real Property, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this Subsection B shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the then value of any furniture, furnishings and fixtures installed by and at the sole expense of Tenant and included in such taking, provided that such award shall not reduce the amount of the award otherwise payable to Landlord.


12.   ASSIGNMENT AND SUBLETTING.

      A. Prohibition Without Consent. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage, pledge, encumber or otherwise transfer this Lease, nor underlet, nor suffer, nor permit the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the Rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant; or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 12 shall be void.

      B. Notice of Proposed Transfer. If Tenant shall at any time or times during the Term desire to assign this Lease or sublet all or part of the Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (i) a conformed or photostatic, copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than sixty, (60) nor more than one hundred and eighty (180) days after the giving of such notice, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, (iii) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report, (iv) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, and (v) in the case of a sublease, such additional information related to the proposed subtenant as Landlord shall reasonably request, if any.

      C. Landlord's Takeback Options. The notice containing all of the information set forth in Subsection B of this Article 12 shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (a) sublease such space (hereinafter called the "Leaseback Space") from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of all or part of the Premises), or (b) terminate this Lease (if the proposed transaction is an assignment or a sublease of all or substantially all of the Premises). Said options may be exercised by Landlord by notice to Tenant at any time within sixty (60) days after the aforesaid notice has been given by Tenant to Landlord; and during such sixty (60) day period Tenant shall not assign this Lease nor sublet such space to any person or entity.

      D. Effect of Termination by Landlord. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet all or substantially all of the Premises, then this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the Minimum Rent and additional rent due hereunder shall be paid and apportioned to such date. Furthermore, if Landlord exercises its option to terminate this Lease pursuant to Subsection C of this
Article 12, Landlord shall be free to and shall have no liability to Tenant if Landlord should lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant.

      E. Takeback by Landlord. If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (a) the rental rate per rentable square foot of Rent and additional rent then payable pursuant to this Lease, or (b) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and such sublease:

          (i) shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Article 12;

          (ii) shall be upon the same terms and conditions as those contained in the proposed sublease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Article 12;

          (iii) shall give the sublessee the unqualified unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the space covered by such sublease or any part or parts of such space and to make any and all changes, alterations and improvements in the space covered by such sublease, and if the proposed sublease will result in all or substantially all of the Premises being sublet, grant Landlord or its designee the option to extend the term of such sublease for the balance of the term of this Lease less one (1) day;

          (iv) shall provide that any assignee or further subtenant of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in such space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in such space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to such space so sublet caused by such removal; and

          (v) shall also provide that (a) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (b) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate, (c) Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from such space so sublet by Tenant to Landlord or its designee, (d) Landlord, at Tenant's expense, may make such alterations as may be required or deemed necessary by Landlord to physically separate the subleased space from the balance of the Premises and to comply with any legal or insurance requirements relating to such separation, and (e) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition.

      F. Effect of Takeback or Termination. If Landlord exercises its option to sublet the Leaseback Space, (i) Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Space during the period of time it is so sublet to Landlord; (ii) performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation. under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease nor shall Tenant be liable for any default under this Lease or deemed to. be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease; and (iii) Tenant shall have no obligation, at the expiration or earlier termination of the Term, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord (or its designee).

      G. Conditions for Landlord's Approval. In the event Landlord does not exercise either option provided to it pursuant to Subsection C of this Article 12 and provided that Tenant is not in default of any of Tenant's obligations under this Lease (after notice and the expiration of any applicable grace period) as of the time of Landlord's consent, and as of the effective date of the proposed assignment or commencement date of the proposed sublease, Landlord's consent (which must be in writing and form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

          (i) Tenant shall have complied with the provisions of Subsection B of this Article 12 and Landlord shall not have exercised any of its options under Subsection C of this Article 12 within the time permitted therefor;

          (ii) In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business or activity, and the Premises, or the relevant part thereof, will be used in a manner, which (a) is in keeping with the then standards of the Building, (b) is limited to the use of the Premises as general and executive offices, and (c) will not violate any negative covenant as to use contained in any other lease of office space in the Building;

          (iii) The proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

          (iv) Neither (a) the proposed assignee or sublessee nor (b) any person which, directly or indirectly, controls, is controlled by or is under common control with, the proposed assignee or sublessee, is then an occupant of any part of the Building;

          (v) The proposed assignee or sublessee is not a person with whom Landlord is or has been, within the preceding six (6) month period, negotiating to lease space in the Building;

          (vi) The form of the proposed sublease or instrument of assignment (a) shall be in form reasonably satisfactory to Landlord, and, without limitation,
(I) shall not provide for a rental or other payment for the use, occupancy or utilization of the space demised thereby based in whole or in part on

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
the income or profits derived by any person from the property so leased, used, occupied or utilized other than an amount based on a fixed percentage or percentages of gross receipts or sales, and (II) shall provide that no person having an interest in the possession, use, occupancy or utilization of the space demised thereby shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of such space which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the property so leased, used, occupied or utilized other than an amount based on a fixed percentage or percentages of gross receipts or sales, and that any such. purported lease, sublease, concession or other agreement shall be absolutely void and ineffective AB INITIO, and (b) shall comply with the applicable provisions of this Article 12;

          (vii) There shall not be more than two (2) subtenants (including Landlord or its designee) of the Premises;

          (viii) The amount of the aggregate rent to be paid by the proposed subtenant is not less than the then current market rent per rentable square foot for the Premises as though the Premises were vacant, and the rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to landlord pursuant to Subsection B of this Article 12;

          (ix) Within five (5) days after receipt of a bill therefor, Tenant shall reimburse Landlord for the reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred by Landlord in connection with the granting of any requested consent;

          (x) Tenant shall not have (a) advertised or publicized in any way the availability of the Premises without prior notice to and approval by Landlord, nor shall any advertisement state the name (as distinguished from the address) of the Building or the proposed rental, (b) listed the Premises for subletting or assignment, with a broker, agent or representative other than the then managing agent of the Building or other agent designated by Landlord;

          (xi) The proposed occupancy shall not, in Landlord's opinion, increase the office cleaning requirements or the Building's operating or other expenses or impose an extra burden upon services to be supplied by Landlord to Tenant;

          (xii) The proposed assignee or subtenant or its business shall not be subject to compliance with Legal Requirements beyond those which are applicable to the named Tenant herein; and

          (xiii) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of New York State.

      Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article 12, each subletting pursuant to this Subsection shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of Rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of my licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no or and further subletting of the Premises by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this
Article 12. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise either of its options under Subsection C of this Article 12, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs, and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

      H. Future Requests. In the event that (i) Landlord fails to exercise either of its options under Subsection C of this Article 12 and consents to a proposed assignment or sublease, and (ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within ninety (90) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Subsection B of this Article 12 before assigning this Lease or subletting all or part of the Premises.

      I. Sublease Provisions. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed that:

          (i) No subletting shall be for a term ending later than one (1) day prior to the Expiration Date of this Lease;

          (ii) No sublease shall be delivered, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

          (iii) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's Rent. The provisions of this Article 12 shall be self-operative and no further instrument shall be required to give effect to this provision.

      J. Profits From Assignment or Subletting. If Landlord shall give its consent to any assignment of this Lease or to any sublease or if Tenant shall enter into any other assignment or sublease permitted hereunder, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

          (i) in the case of an assignment, an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions and advertising costs in connection with such assignment; and

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
          (ii) in the case of a sublease, any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns), less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions, advertising costs and the cost of demising the premises so sublet in connection with such sublease. The sums payable under this Subsection shall be paid to Landlord as and when payable by the subtenant to Tenant.

      K.  Other Transfers.

          (i) If Tenant is a corporation other than a corporation whose stock is listed and traded on a nationally recognized stock exchange (hereinafter refereed to as a "public corporation") unless such stock shall be sold, transferred or otherwise conveyed by persons deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, the provisions of Subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant as if such transfer of a majority of the stock of Tenant were an assignment of this Lease. The provisions of this paragraph shall apply equally to any corporation which directly or indirectly controls Tenant; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets or stock are sold, transferred or otherwise conveyed provided that in any of such events (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such sale, merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease, and (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

          (ii) If Tenant is a limited liability company, partnership, limited liability partnership or other business entity, the provisions of Subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of a majority interest in the limited liability company, partnership, limited liability partnership or other business entity or in any entity which directly or indirectly controls such limited liability company, partnership, limited liability partnership or other business entity, as if such transfer were an assignment of this Lease.

      L. Related Corporation. Tenant may, with Landlord's consent which shall not be unreasonably withheld, permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant (herein referred to as "related corporation") to sublet all or part of the Premises for the Permitted Use, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such related corporation any right or interest in this Lease or the Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than fifty (50%) percent of all of the voting stock of such corporation or not less than fifty (50%) percent of all of the legal and equitable interests in any other business entities.

      M. Assumption By Assignee. Any assignment or transfer, whether made with Landlord's consent pursuant to Subsection A of this Article 12 or without Landlord's consent pursuant to Subsection K of this Article 12, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in Subsection A of this Article 12 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent and/or additional rent by Landlord from an assignee, transferee or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

      N. Liability of Tenant. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time, or modifying any of the obligations, of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

      O. Listings. The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant.

      P. Exclusive Broker. In the event Tenant desires to sublet all or any portion of the Premises or assign this Lease, it shall designate Landlord or the then managing agent of the Building, at Landlord's option, as Tenant's exclusive agent to effect such sublease or assignment and shall pay Landlord or such managing agent, as the case may be, a reasonable brokerage commission computed in accordance with the usual rates charged by Landlord or such managing agent.

      Q. Re-entry by Landlord. If Landlord shall recover or come into possession of the Premises before the date herein fixed for the termination of this Lease, Landlord shall have the right, at its option, to take over any and all subleases or sublettings of the Premises or any part thereof made by Tenant and to succeed to all the rights of said subleases and sublettings or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of the subleases and sublettings as Landlord may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the Premises, at which time Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord such further instruments of assignment and transfer as may be necessary to vest in Landlord the then existing subleases and sublettings. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this Lease or re-entry by Landlord hereunder of or if Landlord shall otherwise succeed to Tenant's estate in the Premises, that such subtenant shall waive any right to surrender possession or to terminate the sublease and, at Landlord's election, such subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Tenant under such sublease, (ii) be subject to any counterclaim, defense or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification or amendment of such sublease or by any previous prepayment of more than one (1) month's rent and additional rent which shall be payable as provided in the sublease, (iv) be obligated to repair the subleased space or the Building or any part thereof, in the event of total or substantial total damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to Landlord, (v) be obligated to repair the subleased space or the Building or any part thereof, in the event of partial condemnation beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Landlord as consequential damages allocable to the part of the subleased space or the Building not taken, or (vi) be obligated to perform any work in the subleased space of the Building or to prepare them for occupancy beyond Landlord's obligations under this Lease, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically upon and as a condition of occupying or using the Premises or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in this Article 12.

13. CONDITION OF PREMISES. Tenant agrees to accept possession of the Premises in the condition which shall exist on the Commencement Date "as is", except for Landlord's Work and further agrees that Landlord shall have no other obligation, to perform any work or make any installations in order to prepare the Premises for Tenant's occupancy. The taking of possession of the Premises by Tenant shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the Premises and the Building were in good and satisfactory condition and that Landlord's Work was substantially completed. Tenant acknowledges receipt of advice from Landlord to the effect that the Premises and other portions of the Building may contain asbestos. Tenant expressly agrees that (i) Landlord shall have no liability whatsoever to Tenant, or to any person or entity claiming by, through or under Tenant, on account of or in connection with the presence of asbestos in the Premises or the Building, and (ii) Tenant's obligation to keep, observe and perform all of the terms, provisions, covenants and conditions on the part of Tenant to be kept, observed and performed pursuant to this Lease shall not be affected on account of the presence of any such asbestos.

14. ACCESS TO PREMISES. Tenant shall permit Landlord, Landlord's agents and public utilities servicing the Building to erect, use and maintain, concealed ducts, pipes and conduits in and through the Premises. Landlord or Landlord's agents shall have the right to enter the Premises at all reasonable times to examine the same, to show them to prospective purchasers, mortgagees or lessees of the Building or space therein, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable to the Premises or to any other portion of the Building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations or other requirements of government authorities and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction or constructive eviction of Tenant in whole or in part and the Rent shall in nowise abate while said decorations, repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the one (1) year prior to the Expiration Date or the expiration of any renewal or extended term, Landlord may exhibit the Premises to prospective tenants thereof, upon reasonable prior notice (which notice may be oral), during regular business hours. If, during the last twelve (12) months of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises, without elimination or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall not be deemed an actual or constructive eviction and shall have no effect upon this Lease. If Tenant shall not be personally present to open and permit an entry into the Premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. Landlord also shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In addition, Tenant understands and agrees that Landlord may perform substantial renovation work in and to the public parts of the Building and the mechanical and other systems serving the Building (which work may include the replacement of the building exterior facade and window glass, requiring access to the same from within the Premises), and that Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of Rent on account of any noise, vibration or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises) which shall arise out of the performance by Landlord of the aforesaid renovations of the Building. Tenant understands and agrees that all parts (except surfaces facing the interior. of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair.

15. CERTIFICATE OF OCCUPANCY. Tenant shall not at any time use or occupy the Premises in violation of the certificate of occupancy issued for the Premises or for the Building and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation of such certificate of occupancy whether or not such use shall be a Permitted Use, Tenant shall, upon five (5) days' written notice from Landlord, immediately discontinue such use of the Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privilages and remedies given to. Landlord by and pursuant to the provisions of Articles 17 and 18 hereof.

16. LANDLORD'S LIABILITY. The obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or other transferee that such purchaser, grantee, assignee or other transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Neither the shareholders, directors or officers of Landlord, if Landlord is a corporation, nor the partners comprising Landlord (nor any of the shareholders, directors or officers of such partners), if Landlord is a partnership, nor any member of Landlord, if Landlord is a limited liability company (collectively, the "Parties"), shall be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Building and the Real Property and Tenant shall not look to any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations.

17.   DEFAULT.

      A. Events of Default. This Lease and the term and estate hereby granted are subject to the limitations that upon the occurrence, at any time prior to or during the Term, of any one or more of the following events (referred to as "EVENTS OF DEFAULT"):

      (1) if Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, and such default shall continue for a period of five (5) days; or

      (2) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed, or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within ten (10) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of ten (10) days and Tenant shall not commence within said period of ten (10) days, or shall not thereafter diligently prosecute to completion all steps necessary to remedy such default; or

      (3) if Tenant shall default in the observance or performance of any term, covenantor condition on Tenant's part to be-observed or performed-under any other lease with Landlord or Landlord's predecessor in interest of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

      (4) if the Premises shall become vacant, deserted or abandoned; or

      (5) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as may be expressly permitted under Article 12 hereof; or

      (6) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition . or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal; state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any: part of Tenant's property; or

      (7) if, within thirty (30) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the presenter any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied;

then, in any of said cases, at any time prior to or during the Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18 hereof.

      B. Effect of Bankruptcy. If, at any time, (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in clauses
(6) and (7) of Subsection A of this Article 17, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said clauses (6) and (7) shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of rent or a waiver on the part of Landlord of any rights under said Subsection A.

      C. Conditional Limitation. Nothing contained in this Article 17 shall be deemed to require Landlord to give the notices herein provided for prior to the commencement of a summary proceeding for non-payment of rent or a plenary action for recovery of rent on account of any default in the payment of the same, it being intended that such notices are for the sole purpose of creating a conditional limitation hereunder pursuant to which this Lease shall. terminate and if Tenant thereafter remains in possession after such termination Tenant shall do so as a holdover tenant.

      D. Repeated Defaults. Tenant expressly recognizes that Tenant's due and punctual performance of all its obligations under this Lease throughout the term hereof is of paramount importance to Landlord, and, without limiting any of the provisions of this Lease, Tenant agrees that, if Tenant (i) shall fail to pay for five (5) days after it becomes due an installment of Minimum Rent or any additional rent for two (2) consecutive months or for a total of three (3) months any period of twenty four (24) months, or (ii) shall default in the timely performance of any other obligation of Tenant under this Lease with respect to which Landlord shall have given Tenant notice of default; and such default shall occur more than three (3) times in my period of twelve (12) months, then notwithstanding that such failure or other default shall have been cured within the applicable grace period provided in this Lease, any further similar default shall be deemed to be deliberate and Landlord thereafter may, without further notice of default, serve a five (5) day notice of cancellation of this Lease as and with the effects provided in Subsection A of this Article 17.

      E. Landlord's Rights. Tenant acknowledges and agrees that Landlord, as a matter of Building policy, will actively pursue its legal rights under this
Article 17 and all other provisions of this Lease, irrespective of my ongoing discussions or negotiations with Tenant as to Tenant's defaults.

18. REMEDIES AND DAMAGES.

      A.  Landlord's Remedies.

          (1) If an Event of Default shall occur and be continuing, or if this Lease and the Term shall expire and come to an end as provided in Article 17:

              (a) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Premises or any part thereof, either by summary proceedings, or by any other applicable action or proceeding, (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises; and

              (b) Landlord, at Landlord's option, may relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

          (2) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under. any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law -or in equity as. if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

      B.  Damages.

          (1) If this Lease and the Term shall expire and come to an end as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Subsection A of this Article 18, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

              (a) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;

              (b) Tenant also shall be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Subsection A(1) of this Article 18 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease, or Landlord's reentry upon the Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys fees and disbursements, alteration costs and other expenses of preparing the Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Rent, Landlord shall be entitled to recover from Tenant each. monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

              (c) whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled. to recover from Tenant, and Tenant shall pay to landlord, on demand, in lieu of any further Deficiencies as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then "fair and reasonable rental value of the Premises for the same period, less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Subsection B(1)(b) of this Article 18 for the same period; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part. thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie; to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

      (2) If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the. purposes of this Subsection B. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether, or not. such rents shall exceed the Rent reserved in this Lease Solely for the purposes of this Article, the term "Rent" as used in Subsection B(1) of this Article 18 shall mean the Rent in effect immediately prior to the date upon which this Lease and the Term shall have expired and come to an end, or the date of re-entry upon the Premises by Landlord, as the case may be, adjusted to reflect any increase or decrease pursuant to the provisions of Article 28 hereof for the Comparison Year (as defined in said Article 28) immediately preceding such event. Nothing contained in Article 17 or this Article 18 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Subsection B(1) of this Article 18.

      C.  Legal Fees.

          (i) Tenant hereby agrees to pay, as additional rent, all reasonable attorneys' fees and disbursements (and all other court costs or expenses of legal proceedings) which Landlord may incur or pay out by reason of, or in connection with:

              (a) any action or proceeding by Landlord to terminate this Lease;

              (b) any other action or proceeding by Landlord against Tenant (including, but not limited to, any arbitration proceeding);

              (c) any default by Tenant in the observance or performance of any, obligation under this lease (including, but not limited to, matters involving payment of rent and additional rent, computation of escalations, alterations or other Tenant's work and subletting or assignment), whether or not landlord commences any action or proceeding against Tenant;

              (d) any action or proceeding brought by Tenant against landlord (or any officer, partner or employee of landlord) in which Tenant fails to secure a final unappealable judgment against Landlord; and

              (e) any other appearance by Landlord (or any officer, partner or employee of landlord) as a witness or otherwise in any action or proceeding whatsoever involving or affecting Landlord, Tenant or this Lease.

      (ii) Tenant's obligations under this Subsection C shall survive the expiration of the Term hereof or any earlier termination of this Lease. This provision is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

19.   FEES AND EXPENSES.

      A. Curing Tenant's Defaults. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, Landlord may immediately or at any time thereafter on five (5) days' notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor.

      B.  Late Charges.

      (i) If any installment of Minimum Rent or any additional rent shall not be paid within five (5) days after such installment of Minimum Rent or additional rent shall have first become due, Tenant shall also pay to Landlord (a) an administrative late charge in the amount of $400.00, and (b) interest thereon from the due date until such installment of Minimum Rent or additional rent is fully paid at the rate of one and one-half (1 1/2%) percent per month, or the applicable maximum legal rate of interest, whichever is lower (the "Interest Rate"). Such administrative late charge and interest charge shall be due and payable as additional rent with the next monthly installment of Minimum Rent.

      (ii) All Rent payments, if paid more than ten (10) days after the same shall have first become due, shall be paid by certified or bank check only. Furthermore, in addition to all other rights and remedies available to Landlord, in the event that Tenant makes any Rent payments more than ten (10) days after the same shall have first become due twice during any consecutive twelve (12) month period, Tenant shall make all further Rent payments, whether timely or late, by certified or bank check, until such time as Landlord determines that a regular check will be acceptable.

      (iii) If any check delivered to Landlord in full or partial payment of any amounts due to Landlord pursuant to the terms of this Lease shall not be honored by reason of insufficient or uncollected funds or for any other reason, then (x) Tenant shall pay to Landlord a service charge on account thereof in the amount of $400.00, which service charge shall be due and payable as additional rent with the next monthly installment of Minimum Rent, and (y) all subsequent payments of any amounts due to Landlord pursuant to the terms of this Lease for the next twelve (12) months shall, if Landlord so requests, be made by certified or bank check.

20. NO REPRESENTATIONS BY LANDLORD. Landlord or Landlord's agents have made no representations or promises with respect to the Building, the Real Property, the Premises or Taxes (as defined in Article 28 hereof) except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein. All references in this Lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord or the written approval of Landlord and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

21.   END OF TERM.

      A. Surrender of Premises. Upon the, expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant may remove all of its property pursuant to Article 3 hereof. Tenant's obligation to observe or perform this covenant shall survive the expiration or sooner termination of the Term. If the last day of the Term or any renewal thereof falls on Saturday or Sunday this Lease shall expire' on the business day immediately preceding. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and of any successor law of like import then in force in connection with any holdover summary proceedings which Landlord may institute to enforce the provisions of this Article 21. In addition, the parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises as aforesaid will be substantial, will exceed the amount of the monthly installments of the Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord within twenty-four (24) hours after the Expiration Date or sooner termination of the Term, in addition to any other rights or remedy Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to the greater of (i) the then fair market rental value for the Premises as determined by Landlord, and (ii) two (2) times the aggregate of that portion of the Rent and the additional rent which was payable under this Lease during the last month of the Term. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article 21, which provisions shall survive the Expiration Date or sooner termination of this Lease.

      B. Holdover by Tenant. If Tenant shall hold-over or remain in possession of any portion of the Premises beyond the Expiration Date of this Lease, notwithstanding the acceptance of any Rent and additional rent paid by Tenant pursuant to Subsection A of this Article 21, Tenant shall be subject not only to summary proceeding and all damages related thereto, but also to any damages arising out of lost opportunities (and/or new leases) by Landlord to re-let the Premises (or any part thereof). All damages to Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant.

22. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease including, but not limited to, Article 16 hereof and to all Superior Leases and Mortgages.

23. FAILURE TO GIVE POSSESSION. Except as otherwise expressly set forth herein, Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Premises on the date set forth herein for the commencement of the Term. If Landlord shall be unable to give possession of the Premises on such date, and provided Tenant is not responsible for such inability to give possession, the Rent reserved and covenanted to be paid herein shall not commence until the possession of the Premises is given or the Premises are available for occupancy by Tenant, and no such failure to give possession on such date shall in anyway affect the validity of this Lease or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Lease, nor shall same be construed in anyway to extend the Term. If permission is given to Tenant to enter into the possession of the Premises or to occupy premises other than the Premises prior to the Commencement Date, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, including the covenant to pay Rent.

24. NO WAIVER. If there be any agreement between Landlord and Tenant providing for the cancellation of this Lease upon certain provisions or contingencies and/or an agreement for the renewal hereof at the expiration of the Term, the right to such renewal or the execution of a renewal agreement between Landlord and Tenant prior to the expiration of the Term shall. not be considered an extension thereof or a vested right in Tenant to such further term, so as to prevent Landlord from canceling this Lease and any such extension thereof during the remainder of the original Term; such privilege, if and when so exercised by landlord, shall cancel and terminate this Lease and any such renewal or extension previously entered into between Landlord and Tenant or the right of Tenant to any such renewal or extension; any right herein contained on the part of Landlord to cancel this Lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of landlord or of landlord's agents shall not operate as a termination of this Lease or a surrender of the Premises. In the event Tenant at any time desires to have Landlord sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant and/or any other: tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord, of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, or as Landlord may elect to apply same, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided. This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

25. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage, or for the enforcement of any remedy under any statute, emergency or otherwise. It is further mutually agreed that in the event Landlord commences any summary proceeding (whether for nonpayment of rent or because Tenant continues in possession of the Premises after the expiration or termnination of the Term), Tenant will not interpose any counterclaim (except for mandatory or compulsory counterclaims) of whatever nature or description in any such proceeding.

26. INABILITY TO PERFORM. This lease and the obligation of Tenant to pay Rent and additional rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease expressly or impliedly to be performed by Landlord or because Landlord is unable to make, or is delayed in making, any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or by accident or by any cause whatsoever reasonably beyond Landlord's control, including but not limited to, laws, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any federal, state, county or municipal authority or any department or subdivision thereof or any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

27. BILLS AND NOTICES. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be deemed sufficiently given or rendered if in writing, sent postage prepaid, by registered or certified mail (return receipt requested), or via overnight courier addressed (a) to Tenant
(i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, or (b) to Landlord at Landlord's address set forth in this Lease, or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the others in accordance with the provisions of this
Article 27. Tenant hereby acknowledges and agrees that any such bill, statement, demand, notice, request or other communication may be given by Landlord's agent on behalf of Landlord. Any Landlord's Statement, bill, notice or other communication by Landlord with respect to Rent may be given by regular mail and need not be sent to any party other than Tenant. Any such bill, statement, demand, notice, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this
Article 27.

28.   ESCALATIONS.

      A. Defined Terms. In a determination of any increase in the Rent under the provisions of this Article 28, Landlord and Tenant agree as follows:

          (i) "TAXES" shall mean the aggregate amount of real estate taxes and any special or other assessments (exclusive of penalties and interest thereon) imposed upon the Real Property and real estate taxes or assessments imposed in connection with the receipt of income or rents from the Building to the extent that same shall be in lieu of all or a portion of the aforesaid taxes or assessments, or additions or increases thereof, including, without limitation,
(a) assessments made upon or with respect to any air rights, and (b) any assessments levied after the date of this Lease for public benefits to the Real Property or the building (excluding an amount equal to the assessments payable in whole or in part during or for the Base Tax Year) which assessments, if payable in installments, shall be deemed payable in the maximum number of permissible installments and there shall be included in real estate taxes for each Comparison Year (hereinafter defined) in which such installments may be paid, the installments of such assessment so becoming payable during such Comparison Year (in the manner in which such taxes and assessments are imposed as of the date hereof); provided, that if because of any change in the taxation of real estate, any other tax or assessment (including, without limitation, any occupancy, gross receipts, rental, income, franchise, transit or other tax) is imposed upon Landlord or the owner of the Real Property or the Building, or the occupancy, rents or income therefrom, in substitution for or in addition to, any of the foregoing Taxes, such other tax or assessment shall be deemed part of the Taxes. With respect to any Comparison Year all expenses, including attorneys' fees and disbursements, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Taxes or in obtaining a refund of Taxes shall be considered as part of the Taxes for such year.

          (ii) "ASSESSED VALUATION" shall mean the amount for which the Real Property is assessed pursuant to applicable provisions of the New York City Charter and of the Administrative Code of the City of New York for the purpose of imposition of Taxes.

          (iii) "TAX YEAR" shall mean the period July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its fiscal year for real estate tax purposes).

          (iv) "BID CHARGES" shall mean business improvement district taxes and similar charges imposed on the Building and/or the Real Property and any expenses incurred by Landlord in contesting the same.

          (v) "BID PAYMENT" shall mean Tenant's Proportionate Share of BID Charges.

          (vi) "INSURANCE EXPENSE" shall mean all premiums and deductibles paid or incurred by Landlord or on Landlord's behalf in respect of insurance for the Building and the fixtures, machinery and equipment in the Building, including
(i) commercial general liability insurance, (ii) boiler and machinery insurance,
(iii) "all-risk" casualty insurance, (iv) insurance for protection against acts of terrorism, including bioterrorism, and (v) workers' compensation, disability and such other insurance covering all persons employed at the Building.

          (vii) "BASE INSURANCE EXPENSE" shall mean the Insurance Expense for the Base Insurance Year.

          (viii) "SECURITY EXPENSE" shall mean all costs and expenses paid or incurred by Landlord or on Landlord's behalf in respect of security for the Real Property, the Building, the building Systems, sidewalks, curbs, plazas and other areas adjacent to the Building.

          (ix) "BASE SECURITY EXPENSE" shall mean the Security Expense for the Base Security Year.

          (x) "COMPARISON YEAR" shall mean (a) with respect to Taxes, any calendar year during the Term (or such other fiscal or accounting period as Landlord may reasonably elect), (b) with respect to BID Charges, any calendar year during the Term, (c) with respect to Insurance Expense, any calendar year during the Term subsequent to the Base Insurance Year, and (d) with respect to Security Expense, any calendar year during the Term subsequent to the Base Security Year, for any part or all of which there is an increase in the Rent pursuant to Subsection B of this Article 28.

          (xi) "LANDLORD'S STATEMENT" shall mean an instrument or instruments containing a comparison of any increase or decrease in the Rent for the preceding Comparison Year pursuant to the provisions of this Article 28.

      B.  Escalation.

          (1) If the Taxes payable for any Comparison Year (any part or all of which falls within the Term) shall represent an increase above the Base Tax Amount, then the Rent for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered. to Tenant, shall be increased by Tenant's Proportionate Share of such increase (a "Tax payment"). The Taxes shall be initially computed on the basis of the Assessed Valuation in effect at the time Landlord's Statement is rendered (as the Taxes may have been settled or finally adjudicated prior to such time) regardless of any then pending application, proceeding or appeal respecting the reduction of any such Assessed valuation, but shall be subject to subsequent adjustment as provided in Subsection
D(1)(a) of this Article 28. Tenant shall also pay for each Comparison Year the BID Payment.

          (2) If there are BID Charges payable during any Comparison Year (any part or all of which falls within the Term), then the Rent for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered to Tenant, shall be increased by the amount of the BID Payment.

          (3) If the Insurance Expense payable for any Comparison Year (any part or all of which falls within the Term) shall represent an increase above the Base Insurance. Expense; then the Rent for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered to Tenant, shall be increased by Tenant's Proportionate Share of such increase (an "INSURANCE PAYMENT").

          (4) If the Security Expense payable for any Comparison Year (any part or all of which falls within the Term) shall represent an increase above the Base Security Expense, then the Rent for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered to Tenant, shall be increased by Tenant's Proportionate Share of such increase (a "Security Payment").

      C.  Payment of Escalations.

          (1) At any time prior to, during or after any Comparison Year Landlord shall render to Tenant a Landlord's Statement or Statements showing separately or together (i) a comparison of the Taxes payable for the Comparison Year with the Base Tax Amount, (ii) the BID Charges, (iii) a comparison of the Insurance Expense payable for the Comparison Year with the Base Insurance Expense,

          (iv) a comparison of the Security Expense Payable for the Comparison Year with the Base Security Expense, and (v) the amount of the increase in the Rent resulting therefrom. Landlord's failure to render a Landlord's Statement and/or receive payments with respect thereto during or with respect to any Comparison Year shall not prejudice Landlord's right to render a Landlord's Statement and/or receive payments with respect thereto during or with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to pay increases in the Rent pursuant to this Article 28 for such Comparison Year. Landlord may also at any time and from time to time, furnish to Tenant a revised Landlord's Statement or Statements showing separately or together (a) a comparison of the Taxes payable for the Comparison Year with the Base. Tax Amount, (b) the BID Charges, (c) a comparison of the Insurance Expense for the Comparison Year with the Base Insurance Expense, and (d) a comparison of the Security Expense with the Base Security Expense.

          (2) (i) With respect to an increase in the Rent resulting from (a) an increase in the Taxes for any Comparison Year above the Base Tax Amount, and/or
(b) the imposition of BID Charges, Tenant shall pay to Landlord a sum equal to one-half (%) of such amount on the first day of June and a sum equal to one-half (%) of such amount on the first day of December of each calendar year. If Landlord's Statement shall be furnished to Tenant after the commencement of the Comparison Year to which it relates, then (1) until Landlord's Statement is rendered for such' Comparison Year, Tenant shall pay (1) Tenant's Proportionate Share of Taxes for such Comparison Year, and (2) the BID Payment, in semi-annual installments, as described above, based upon the last prior Landlord's Statement rendered to Tenant with respect to Taxes and/or BID Charges, and (II) Tenant shall, within ten (10) days after Landlord's Statement is furnished to Tenant, pay to Landlord an amount equal to any underpayment of the Tax Payment and/or the BID Payment theretofore paid by Tenant. for such Comparison Year and, in the event of an overpayment by Tenant, Landlord shall permit Tenant to credit against subsequent payments under this Subsection the amount of such overpayment. At Landlord's option, Landlord may deliver to Tenant a statement setting forth Landlord's estimate of the Tax Payment and/or BID Charges for the next succeeding Tax Year (the "ESTIMATED AMOUNT"). In such event, Tenant shall pay the Estimated Amount in advance in equal monthly installments together with that month's installment of Minimum Rent. In the event of an overpayment or underpayment by Tenant, the difference shall be adjusted in accordance with the terms of this Article 28. The benefit of any discount for any early payment or prepayment of Taxes and Bid Charges shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from the Tax Payment or the BID Payment, respectively. Tenant shall be obliged to pay the Tax Payment and/or the BID Payment regardless of whether Tenant is exempt, in whole or in part, from the payment of any Taxes by reason of Tenant's diplomatic status or otherwise.

          (ii) Tenant's obligations with respect to increases in the Insurance Expense and/or in the Security Expense shall be payable by Tenant on the first day of the month following the furnishing to Tenant of a Landlord's Statement with respect to the Insurance Expense and/or the Security Expense in an amount equal to one-twelfth (1/12th) of such increase in the Rent multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of the Comparison Year for which the increase is applicable, together with a sum equal to one-twelfth (1/12th) of such increase with respect to the month following the furnishing to Tenant of a Landlord's Statement; and thereafter, commencing with the next succeeding monthly installment of Rent and continuing monthly thereafter until rendition of the next succeeding Landlord's Statement, the monthly installments of Rent shall be increased by an amount equal to one-twelfth (1/12th) of such increase. Any increase in the Rent shall be collectible by Landlord in the same manner as Rent. At Landlord's option, Landlord may deliver to Tenant a statement setting forth Landlord's estimate of the Insurance Expense and/or the Security Expense for the next succeeding Comparison Year (the "ESTIMATED AMOUNT"). In such event, Tenant shall pay the Estimated Amount in advance in equal monthly installments together with that month's installment of Minimum Rent. In the event of an overpayment or underpayment by Tenant, the difference shall be adjusted in accordance with the terms of this
Article 28.

          (3) Following each Landlord's Statement, a reconciliation shall be made as follows: Tenant shall be debited with any increase in the Rent shown on such Landlord's Statement and credited with the aggregate, if any, paid by Tenant on account in accordance with the provisions of Subsection C for the Comparison Year in question; Tenant shall pay any net debit balance to Landlord within fifteen (15) days next following rendition by Landlord of an invoice for such net debit balance; any net credit balance shall, be applied against the next accruing monthly installment of Rent.

      D.  Adjustments.

          (i) (a) In the event that, after a Landlord's Statement has been sent to Tenant, an Assessed Valuation which had been utilized in computing the Taxes or the BID Charges for a Comparison Year is reduced (as a result of settlement, final determination of legal proceedings or otherwise), and as a result thereof a refund of Taxes or BID Charges is actually received by or on behalf of Landlord, then, promptly after receipt of such refund, Landlord shall send Tenant a statement adjusting the Tax Payment or the BID Payment for such Comparison Year (taking into account the. expenses mentioned in the last sentence of Subsection A(i) of this Article 28) and setting forth Tenant's Proportionate Share of such red and Tenant shall be entitled to receive such share by way of a credit against the Rent next becoming due after the sending of such Landlord's Statement; provided, however, that (A) Tenant's Share of such refund shall be limited to the amount, if any, which Tenant had theretofore paid to Landlord as increased Rent for such Comparison Year on the basis of the Assessed Valuation before it had been reduced, and (B) if Tenant is in default hereunder at such time, Tenant shall not receive such credit until such time as such default has been cured by Tenant.

          (b) In the event that, after a Landlord's Statement has been sent to Tenant, the Assessed Valuation which had been utilized in computing the Base Tax Amount is reduced (as a result of settlement, final determination of legal proceedings or otherwise) then, and in such event: (A) the Base Tax Amount shall be retroactively adjusted to reflect such reduction, (B) the monthly installment of Rent shall be increased accordingly, and (C) all retroactive additional rent resulting from such retroactive adjustment shall be forthwith payable when billed by Landlord. Landlord promptly shall send to Tenant a statement setting forth the basis for such retroactive adjustment and additional rent payments.

          (ii) Any Landlord's Statement sent to Tenant shall be conclusively binding upon Tenant unless, within thirty (30) days after such statement is sent, Tenant shall (a) pay to Landlord the amount set forth in such statement, without prejudice to Tenant's right to dispute the same, and (b) send a written notice to Landlord objecting to such statement and specifying the particular respects in which such statement is claimed to be incorrect. The parties recognize the unavailability of Landlord's books and records because of the confidential nature thereof.

          (iii) Anything in this Article 28 to the contrary notwithstanding, under no circumstances shall the rent payable under this Lease be less than the Minimum Rent set forth herein.

          (iv) The expiration or termination of this Lease during any Comparison Year for any part or all of which there is an increase in the Rent under this Article shall not affect the rights or obligations of the parties hereto respecting such increase and any Landlord's Statement relating to such increase may, on a pro rata basis, be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any payments due under such Landlord's Statement shall be payable within ten (10) days after such statement is sent to Tenant.

          E. Operating Cost Increase. In order to reflect Tenant's agreed upon portion of the cost to Landlord (and increases thereto) for the operation, cleaning, repair, safety, replacement, management, security and maintenance of the Real Property, the Building and the Building Systems, sidewalks, curbs, plazas and other areas adjacent to the Building with respect to the services provided to tenants of the Building, commencing on the first (1st) anniversary of the Commencement Date, and to occur on each subsequent anniversary of the Commencement Date throughout the Term, the Minimum Rent payable by Tenant shall be increased by two and one half (2 1/2%) percent on a compounded basis, which shall be calculated by multiplying the Minimum Rent then payable by Tenant (as previously escalated pursuant to this Subsection E, and including any fixed increases) by two and one half (2 1/2%) percent, the product of which shall be added to the Minimum Rent then payable by Tenant (as previously escalated pursuant to this Subsection E, and including any fixed increases), and the resulting sum of which shall be the Minimum Rent payable by Tenant under this Lease until the next anniversary of the Commencement Date. As used in this Subsection E, the term "Minimum Rent" shall exclude the Electricity Factor.

          F. Capital Improvements. If any alteration or capital improvement is made to the Real Property or the Building during any calendar year during the Term in compliance with Legal Requirement which becomes effective after the date hereof, then Tenant shall, within ten (10) days following receipt of Landlord's statement therefor, pay to landlord as additional rent commencing with the year in which such costs are incurred, Tenant's Proportionate Share of such costs, amortized on a straight-line basis over the life of such alteration or improvement but not in excess of fifteen (15) years), as computed in accordance with generally accepted accounting principles, consistently applied, with interest thereon. For the purposes of this Subsection F, the cost of any such alteration or improvement shall be deemed, to include the cost of preparing any necessary plans and the fees for filing such plans.

29.   SERVICES.

          A. Elevator. Landlord shall provide non-exclusive passenger elevator facilities on business days from 8:30 a.m. to 6:00 p.m. and shall have one passenger elevator in the bank of elevators servicing the Premises available at all other times. Landlord shall provide non-exclusive freight elevator services on an "as available" basis for incidental use by Tenant during such times as shall be designated by Landlord, in its discretion, from time to time. Tenant shall pay Landlord for usage of the freight elevator at Landlord's standard rates, which rates may change from time to time without notice. Use of the freight elevator shall in all events be arranged by Tenant on not less than twenty-four (24) hours prior notice and shall be provided by Landlord to the extent that no conflict exists with other tenants or other parties requesting such usage (all such conflicts to be resolved by Landlord, in Landlord's sole discretion).

          B. HVAC.

          (i) Landlord shall cause air conditioning to be furnished to Tenant from the central building HVAC system (the "HVAC System") from May 15th through September 30th, on business days from 8:30 a.m. to 6:00 p.m., in accordance with the HVAC specifications set forth subparagraph (ii) below.

          (ii) Based on an average electric load of five (5) watts demand load per usable square foot and one person per 100 square feet of net usable area of the Premises, Landlord represents that the HVAC System is capable of supplying heating and air-conditioning to the Premises in accordance with the following specifications:

                                Summer Conditions

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

      Inside Temperature                              Outside Temperature
      ------------------                              -------------------
      78(degree) F dry bulb                           when outside temperature
      50% relative humidity                           is 95(degree) F


                                Winter Conditions

      Inside Temperature                              Outside Temperature
      ------------------                              -------------------
      68(degree) F dry bulb                           when outside temperature
                                                      is 0(degree) F

Notwithstanding the foregoing, Landlord makes no representation and Landlord shall have no obligation or liability with respect to the performance of the HVAC System by reason of (a) the use of the Premises, or any part thereof, in a manner exceeding the design conditions specified in this subparagraph, (b) the arrangement or rearrangement of partitioning or of the ceiling distribution system which interferes with normal operation of the heating and air-conditioning in the Premises, (c) the use of computer or data processing machines or other machines or equipment, except for normal desk-top machines and business equipment, (d) the failure of Tenant to comply with the provisions of this Lease, which failure shall affect the performance of the HVAC System, (e) the performance of or any defects in any work or alterations done or caused to be done by Tenant, (f) any other matter relating to the distribution of HEATING and air-conditioning within the Premises or (g) the requirements of any law, order or regulation of any governmental subdivision or agency (or any officer thereof) or the requirements of any insurance bodies. Tenant shall not be released or excused from the performance of any of its obligations under this Lease for any failure or for interruption or curtailment of any air conditioning, for any reason whatsoever, and no such failure, interruption or curtailment shall constitute a constructive or partial eviction.

          (iii) Tenant agrees to keep all windows closed when the HVAC System is in operation and to comply with all reasonable requirements which Landlord prescribes for the proper functioning and protection of the HVAC System.

          (iv) Only Landlord shall have access to the HVAC System equipment. Landlord may suspend air conditioning because of accidents, repairs, alterations, or improvements which Landlord determines are desirable or necessary, or to comply with governmental restrictions, or other causes beyond the reasonable control of the Landlord, or because of shortage of or difficulty in obtaining energy. No diminution or abatement of rent or other charges shall be claimed by Tenant, nor shall this Lease or any of the obligations of the Tenant be affected by reason of such suspension of air conditioning.

          (v) Repairs and maintenance of supplemental air conditioning units, whether currently existing in the Premises or added in the future will be the sole responsibility of Tenant.

          (vi) Landlord shall furnish heat (when and as required by law) to the Premises, on business days from 8:30 a.m. to 6:00 p.m. Landlord shall be responsible for the maintenance, repair and replacement of the radiators and connecting pipes contained within the Premises, except where the need for repair or replacement is caused by Tenant, or by any of Tenant's agents, employees, contractors, invitees, sublessees, servants, licensees or assignees.

      C. After Hours and Additional Services. The Rent does not include any charge to Tenant for the furnishing of any additional passenger elevator facilities, any freight elevator facilities or for the service of heat or air conditioning to the Premises during periods other than the hours and days, set forth in

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

Subsections A and B of this Article 29 for the furnishing and distributing of such facilities or services (referred to as "OVERTIME PERIODS"). Accordingly, if Landlord shall furnish any (i) passenger elevator facilities to Tenant during Overtime Periods or freight elevator facilities, or (ii) heat or air conditioning to the Premises during Overtime Periods, then Tenant shall pay Landlord additional rent for such facilities or services at the standard rates then fixed by the Landlord for the Building or, if no such rates are then fixed, at reasonable rates. Neither the facilities nor the services referred to in this Subsection shall be furnished to Tenant or the Premises if Landlord has not received advance notice from tenant specifying the particular facilities or services requested by Tenant at least twenty four (24) hours prior to the date on which the facilities or services are to be furnished; or if Tenant is in default under or in breach of any of the terms, covenants or conditions of this Lease; or if Landlord shall determine, in its sole and exclusive discretion, that such facilities or services are requested in connection with, or the use thereof shall create or aid in a default under or a breach of any term, covenant or condition of this Lease. All of the facilities and services referred to in this Subsection are conveniences and are not and shall not be deemed to be appurtenances to the Premises, and the failure of Landlord to furnish any or all of such facilities or services shall not constitute or give rise to any claim of an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. Landlord may limit the furnishing during Overtime Periods of any of the facilities or services referred to in this Article 29 to a total of twenty (20) hours in any one week. If more than one tenant utilizing the same system as Tenant requests the same Overtime Periods for the same services as Tenant, the charge to Tenant shall be adjusted pro rata.

      D. Cleaning. Landlord, at its expense, shall cause the Premises and Building common areas to be cleaned in accordance with the cleaning specifications set forth on Exhibit 2 annexed hereto and made a part hereof. Tenant shall pay to Landlord, on demand and as additional rent, any costs incurred by Landlord for (i) extra cleaning work in the Premises required because of misuse use or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Premises for the preparation, serving or consumption of food or beverages, data processing or reproducing operations, other than normal internal office use, private lavatories or toilets, or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) any unusual quantity of interior glass surfaces, and (iv) any non-building standard materials or finishes installed by Tenant or at its request. Landlord, its cleaning contractor and their employees shall have access to the Premises either during regular business hours or after hours, and the free use of light, power and water therein, as is reasonably required for the purpose of cleaning the. Premises in accordance with Landlord's obligations hereunder.

      E.  Trash Removal.

          (i) Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future Legal Requirements regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash (collectively "RUBBISH"). Tenant shall sort and separate the Rubbish into such categories as provided by law. Each separately sorted category of Rubbish shall be placed in separate receptacles reasonably approved by Landlord. Such separate receptacles may, at Landlord's option, be removed from the Premises in accordance with a collection schedule prescribed by law.

          (ii) Tenant shall pay all costs, expenses, fines penalties or damages that may be imposed on Landlord or Tenant by reason of tenant's failure to comply with the provisions of trash or recycling laws and, at Tenant's sole cost and expense, shall indemnify, defend and hold Landlord harmless (including legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

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

          (iii) Tenant shall pay Landlord for the cost of removal from the Premises and the Building of so much of Tenant's Rubbish (a) as shall exceed that ordinarily accumulated daily in the routine of business office occupancy, or (b) resulting from any use of the Premises during hours other than usual business hours (collectively, "EXTRA RUBBISH REMOVAL"). The reimbursement for Extra Rubbish Removal shall be made by Tenant to Landlord, as additional rent, within ten (10) days after bills are rendered therefor.

      F. Sprinkler System. Anything elsewhere in this Lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Insurance Rating Organization or any bureau, department or official of the state or city government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied to the sprinkler system by reason of Tenant's business, or the location of the partitions, trade fixtures, or other contents of the Premises, then Tenant shall, at Tenant's expense, or, at Landlord's election, Landlord shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment (pursuant to submission of necessary engineering plans and specifications for Landlord's reasonable approval), whether the work involved shall be structural or non-structural in nature.

      G. Water. Landlord shall furnish water to the Premises for drinking and lavatory purposes to the extent piping and fixtures presently exist therein. If Tenant uses water for any purpose other than ordinary drinking and lavatory uses, Landlord may install water meter to measure Tenant's water consumption for all purposes and Tenant agrees to pay for the installation and maintenance thereof and for water consumed as shown on said meter and any sewer rent or tax based thereon.

      H.  Electricity Service.

          (1) Landlord, at Landlord's expense, shall furnish electrical energy to or for the use of Tenant in the Premises for the operation or servicing of the lighting fixtures and the electrical receptacles installed in the Premises on the Commencement Date. There shall be no specific charge by way of measuring such electrical energy on any meter or otherwise, as the charge for the service of redistributing or furnishing such electrical energy has been included in the Rent on a so-called "rent inclusion" basis. The parties agree that although the charge for the service of redistributing or furnishing electrical energy is included in the Rent on a rent inclusion basis, the value to Tenant of such service may not be fully reflected in the Rent. Accordingly, Tenant agrees that Landlord may cause an independent electrical engineer or electrical consulting firm, selected by Landlord, to make a final determination, following the commencement of Tenant's normal business activities in the Premises, of the full value to Tenant of such services supplied by Landlord, to wit: the estimated consumption and demand of electrical energy supplied to Tenant annually based upon the connected load and utilization of electricity by Tenant and the then current on-peak rates of the public utility company serving the Premises. Such engineer or consulting firm shall certify such determination in writing to Landlord and Tenant, which shall be conclusive and binding upon Tenant. If it shall be determined by such engineer or consulting firm that the full value to Tenant of such service is in excess of the then Electricity Factor, the Rent and the Electricity Factor shall be automatically and unconditionally increased, without further act or instrument, retroactive to the date of the survey for the balance of the Term (or until any subsequent determinations are made), by an annual amount equal to such excess. However, if it shall be so determined that the full value to Tenant of such service does not exceed the Electricity Factor, there shall be no increase or decrease in the Rent or the Electricity Factor by reason of such determination. Any such determination made by an engineer or consulting firm shall be conclusive and binding upon Tenant. Therefore, Landlord may, from time to time thereafter during the Term of this Lease, and at its sole option, cause an engineer or consulting firm to make subsequent determinations of the then full value of such services supplied to Tenant on the basis hereinabove set forth, and if such value is in excess of the then Electricity Factor, the Rent and the Electricity Factor shall be adjusted accordingly.

          (2) If Tenant requires additional electrical energy beyond that supplied by Landlord for any reason whatsoever, including without limitation, the use of additional business machines, office equipment or other appliances in the Premises which utilize electrical energy, Tenant shall request such additional electrical energy from Landlord in each instance. If Landlord agrees to provide the same, the Rent and the Electricity Factor will be increased following a determination of the full value of such electrical service supplied to Tenant pursuant to the procedure set forth in subparagraph (1) of this Subsection H, plus a connection fee equal to landlord's then standard charge per kilovolt ampere. In addition, any additional feeders or risers to be installed to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Landlord's judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy servicing the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform, or permit the making. or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Premises without the prior consent of Landlord in each instance and without paying Landlord's customary charges therefor. Any such Alterations, additions or consent by Landlord shall be subject to the provisions of subparagraph (3) of this Subsection H, as well as to other provisions of this Lease including, but not limited to, the provisions of Article 3 hereof.

          (3) If, at any time or times during the Term, electrical feeders, risers, wiring or other electrical facilities serving the Premises shall be installed by Landlord, Tenant or others, on behalf of Tenant or any person claiming through or under Tenant in addition to the feeders, risers, wiring or other electrical facilities necessary to serve the lighting fixtures and electrical receptacles installed in the Premises on the Commencement Date, the Rent, and Electricity Factor each shall be increased in an annual amount which shall reflect the full value to Tenant of the additional service to be furnished by Landlord, to wit: the estimated consumption of additional electrical energy made available to Tenant annually based upon the connected load and utilization of electricity by Tenant through such additional electrical feeders, risers, wiring or other electrical facilities. The amount of any such increase in the Rent and the Electricity Factor shall be finally determined by an independent electrical engineer or electrical consulting firm selected by Landlord who shall certify such determination in writing to Landlord and Tenant. Following any such determination, the Rent and the Electricity Factor for the remainder of the Term shall be increased in an annual amount equal to the value of such additional service as so determined. Any such increase shall be effective as of the date of the first availability to Tenant of such additional service and shall be retroactive to such date if necessary.

          (4) If, at any time or times after the date of execution of this Lease, the rates at which Landlord purchases electrical energy from the public utility corporation supplying electrical service to the Building or any charges incurred or taxes payable by Landlord in connection therewith shall be increased, the Rent and the Electricity Factor shall be increased upon demand of Landlord in an annual amount which shall fairly represent the estimated increase in the annual value to Tenant of the electrical service provided by Landlord to Tenant under the provisions of this Subsection H. If, within ten (10) days after any such demand, Landlord and Tenant shall fail to agree upon the amount of such increase in the Rent and the Electricity Factor then, in lieu of such agreement, the estimated increase in the annual value to

Tenant of the electrical service provided by Landlord to Tenant under the provisions of this Subsection H shall be finally determined by an independent electrical engineer or electrical consulting firm selected by Landlord who shall certify such determination in writing to Landlord and Tenant. Any such determination made by an engineer or consulting firm shall be conclusive and binding upon Tenant. Following any such agreement or determination of an increase in such annual value, the Rent and the Electricity Factor for the remainder of the Term shall be increased in an annual amount equal to such estimated increase in the annual value to Tenant of the electrical service provided by Landlord to Tenant under the provisions of this Subsection, as so agreed or determined. Any such increase in the Rent and the Electricity Factor shall be automatically and unconditionally effective without further act or instrument, as of the date of such increase in rates, charges or taxes, and shall be retroactive to such date if necessary. Anything in this subparagraph
(4) to the contrary notwithstanding, under no circumstances shall the Electricity Factor be an amount less than the amount set forth herein, as escalated.

          (5) Any increase in the Rent pursuant to the provisions of Subparagraphs (1), (3) or (4) of this Subsection H with respect to the period from the effective date of such increase to the last day of the month in which such increase shall be fixed by agreement or determination shall be payable by Tenant within ten (10) days of demand of Landlord. The monthly installments of the Rent payable after the date upon which any such increase is so fixed shall be proportionately adjusted to reflect such increase in the Rent.

          (6) Landlord shall have the option of installing sub-meters at Tenant's expense to measure Tenant's consumption of electrical energy. If Landlord exercises such option, Tenant shall pay to Landlord, as additional rent, within ten (10) days of demand, from time to time, but no more frequently than monthly, for its consumption of electrical energy at the then applicable rate prescribed by the public utility company serving the Premises for sub-metered electrical energy, plus Landlord's charge for overhead and supervision in the amount of eight (8%) percent of the total electric bill. In such event, the Rent shall be reduced by an amount equal to the then Electricity Factor as of, commencement of the operation of such sub-meters. For the purpose of this subparagraph (6) the rate to be paid by Tenant in the event of sub-metering shall include any taxes or other charges in connection therewith. If any tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and paid by Tenant if and to the extent permitted by law. Where more than one meter measures the electricity supplied to Tenant, the electricity rendered through each meter may be computed and billed separately in accordance with the provisions hereinabove set forth. Tenant expressly acknowledges that, in connection with the installation of the submeters, the electricity being furnished to the Premises may be temporarily interrupted. Landlord shall use reasonable efforts to minimize interference with the conduct of Tenant's business in connection with such installation, but the foregoing shall not require Landlord to utilize premium or overtime labor in connection therewith.

          (7) Landlord reserves the right to discontinue furnishing electricity to Tenant in the Premises on not less than thirty (30) days' notice to Tenant. If Landlord exercises such right to discontinue, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant and the Rent shall be reduced by an amount equal to the then Electricity Factor. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain electricity directly from the public utility or other company servicing the Building. Such electricity may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity, of substantially the same quantity, quality and character, shall be installed by Landlord, at Tenant's sole cost and expense. Landlord shall not voluntarily discontinue furnishing electricity to Tenant until Tenant is able to receive electricity directly from the public utility or other company servicing the Building.

          (8) Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure, or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of Landlord or of any public utility or other company servicing the Building with electricity or for any other reason except Landlord's gross negligence or willful misconduct. If either the quantity or character of electrical service is changed by the public utility or other company supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant fmm any of its obligations under this Lease, or impose any liability upon Landlord, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

          (9) In the event Tenant shall occupy the Premises prior to the Commencement Date, Tenant shall pay to Landlord a sum equivalent to one-twelfth (1/12th) of the electricity Factor (the "INTERIM ELECTRIC CHARGE") on the fast day of its occupancy of the Premises and on the fast day of each calendar month thereafter until the Commencement Date, as additional rent representing the cost of electricity consumed within the Premises for such period. If the first day of Tenant's occupancy occurs on a date other than the first day of a calendar month, the Interim Electric Charge for such month shall be an amount equal to such proportion of the Interim Electric Charge as the number of days from and including the first day of such occupancy through the last day in such calendar month bears to the total number of days in such calendar month.

      I.  Energy Conservation.

          (i) Tenant agrees to cooperate fully with Landlord to ensure the most effective and energy-efficient operation of the Building. Accordingly, Tenant agrees as follows:

          (a) Tenant shall not waste electricity, water, heat, air conditioning and other utilities and services at the Building.

          (b) Tenant shall not obstruct, alter or in any way impair the efficient operation of the Building's heat, air conditioning and ventilation systems. To this end, Tenant shall (1) not place furniture, equipment or other objects where they would interfere with air flow, (2) not tamper with or change the setting of any thermostats or temperature control valves, (3) keep corridor doors closed and not open any windows (except that if the air circulation shall not be in operation, and if the Premises contain operable windows, such windows may be opened with Landlord's consent), and (4) during hot weather months, lower and partially close window blinds or drapes when the sun's rays fall directly on windows of the Premises.

          (ii) From time to time, Landlord may institute for the Building certain programs (including energy conservation programs) that Landlord believes will be in the best interests of the Building and its tenants. Similar programs may be established by a local utility company. Tenant shall promptly comply with and carry out, in good faith, any and all obligations issued by Landlord or the utility company, as the case may be, under such programs, as the same may exist from time to time.

      J. Interruption of Services. Landlord reserves the right to stop service of the HVAC system and all other Building Systems during any period of a violation or breach by Tenant of the provisions of this Lease and to stop the service of the HVAC system or the elevator, electrical, plumbing or other mechanical systems or facilities in the Building when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply cooled or outside air, heat, elevator, plumbing or electricity when prevented by exercising its right to stop service or by strikes, labor troubles or accidents or by any cause whatsoever reasonably beyond landlord's control, or by failure of independent contractors to perform or by laws, orders, rules or regulations of any federal, state, county or municipal authority, or failure of suitable fuel supply, or inability by exercise of reasonable diligence to obtain suitable fuel or by reason of governmental preemption in connection with a National Emergency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

30. PARTNERSHIP TENANT.

          A. Partnership Tenants. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two
(2) or more persons, individually and as copartners of A partnership) pursuant to Article 12 (any such partnership and such persons are referred to in this Article 30 as a "Partnership Tenant"), the following provisions of this Article 30 shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising a Partnership Tenant shall be joint and several, and (ii) each of the parties comprising a Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter, be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by a Partnership Tenant or by any of the parties comprising a Partnership Tenant, and
(iii) any bills, statements, notices, demands, requests or other communications given or rendered to a Partnership Tenant and to all such parties shall be binding upon a Partnership Tenant and all such parties, and (iv) if a Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to a Partnership Tenant, be deemed to have assumed performance of all OF the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) a Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord' shall vitiate the provisions of subdivision (iv) of this Subsection A of this Article 30).

          B. Limited Liability Entities. If Tenant is a limited or general partnership (or is comprised of two (2) or more persons, individually or as co-partners), the change or conversion of Tenant to (a) a limited liability partnership, (b) a limited liability company, or (c) any other entity which possesses the characteristics of limited liability (any such limited liability partnership, limited liability company or entity is referred to as a "Limited Liability Successor Entity"), shall be prohibited unless the prior written consent of Landlord is obtained, which consent may be withheld in Landlord's sole discretion. Notwithstanding the foregoing, Landlord agrees not to unreasonably withhold of delay such consent provided that: (i) The Limited Liability Successor Entity succeeds to all or substantially all of Tenant's business and assets; (ii) The Limited Liability Successor Entity shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, of not less than the greater of the net worth of Tenant on (1) the date of execution of this Lease, and (2) the day immediately preceding the proposed effective date of such conversion; (iii) Tenant is not in default of any of the terms, covenants or conditions of this Lease on the proposed effective date of such conversion; (iv) Tenant shall cause each partner of tenant to execute and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, wherein each such partner agrees to remain personally liable for all of the terms, covenants and conditions of this Lease that are to be observed and performed by the Limited Liability Successor Entity; and (v) Tenant shall reimburse Landlord on demand for any and all reasonable costs and expenses that may be incurred by landlord in connection with said conversion of Tenant to a Limited Liability Successor Entity, including any attorneys' fees and disbursements.

31. VAULT SPACE. Any vaults, vault space or other space outside the boundaries of the Real property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan are not included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy is to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any federal, state or municipal authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord. Any fee, tax or charge imposed by any governmental authority for any such vaults, vault space or other space shall be paid by Tenant, to the extent any such vaults, vault space or other space is used by Tenant.

32.   SECURITY DEPOSIT.

          A. Deposit of Security. Landlord and Tenant acknowledge that Tenant has deposited with Landlord the Security Deposit as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease, including but not limited to the payment of Minimum Rent and additional rent. The parties agree that the Security Deposit shall remain on deposit with the Landlord and that Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Minimum Rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of the Lease, including but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. If any portion of the Security Deposit is applied by Landlord to any default by Tenant under this Lease, Tenant shall restore the sum so applied within five (5) days after written notice from Landlord demanding such restoration and the amount to be restored shall be deemed additional rent. In the event that the Security Deposit is placed in an interest bearing account, Landlord shall be entitled to and shall be paid from the interest accrued and credited on the Security
Deposit one (1%) percent (of the Security Deposit) per annum for administration of the security account. Notwithstanding the foregoing, Landlord shall have no obligation to deposit the Security Deposit into an interest-bearing account. Landlord shall have no liability or obligation to Tenant for any loss suffered by Tenant by reason of the placement by Landlord of the Security Deposit into any commercial or savings bank account.

          B. Letter of Credit. In lieu of the cash deposit required pursuant to Subsection A of this Article 32, Tenant may deliver to Landlord a clean, irrevocable, non-documentary and unconditional letter of credit (the "LETTER OF CREDIT") issued by and drawn upon any commercial bank (the "Issuing Bank") with offices for banking purposes in the City of New York and having a net worth of not less than One Hundred Million and 00/100 ($100,000,000.00) Dollars, which Letter of Credit shall (a) have a term of not less than one year, (b) be substantially in the form of Exhibit 3 attached hereto and otherwise in form and content satisfactory to Landlord, (c) be for the account of Landlord, (d) be in the amount of the Security Deposit,
(e) be fully transferable by Landlord without any fees or charges therefor; (f) have an expiration date that is not earlier than the date which is thirty (30) days after the Expiration Date, and (g) provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year each thereafter during the term of this Lease, unless the Issuing Bank sends notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit that it elects not to have such Utter of Credit renewed. The Letter of Credit shall provide that Landlord shall have the right, exercisable within twenty (20) days of its receipt of the Non-Renewal Notice, by sight draft on the Issuing Bank, to receive the monies represented by the existing Letter of Credit and to hold such proceeds pursuant to the terms of this Article 32 as a cash security pending the replacement of such Letter of Credit.

          C. Application of Security Deposit. In the event that Tenant defaults beyond the giving of notice and the expiration of applicable grace periods in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Minimum Rent and additional rent, Landlord may apply or retain the, whole or any part of any cash security held by Landlord or may notify the Issuing Bank and thereupon receive all the monies represented by the Letter of Credit and use, apply or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any Rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of my of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other reentry by Landlord. If Landlord applies or retains any part of any cash security or proceeds of the Letter of Credit, as the case may be, Tenant, within five (5) days after notice from Landlord and at Landlord's option, shall deposit with Landlord the amount so applied or retained or increase the amount of the Letter of Credit or provide an additional or replacement Letter of Credit, so that Landlord shall have the full Security Deposit on hand at all times during the Term. The failure by Tenant to deposit such additional amount or provide an additional or replacement Letter of Credit within the foregoing time period shall be deemed a material default pursuant to
Article 17 of this Lease. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, any cash security or the Letter of Credit, as the case may be, shall be promptly returned to Tenant after the Expiration Date and after delivery of the entire possession of the Premises to Landlord. In the event of a sale of the Real Property or the Building or leasing of the Building, Landlord shall transfer any cash security or so much thereof as remains following a default by Tenant to the vendee or lessee and with respect to the Letter of Credit, within thirty (30) days of notice of such sale or leasing, Tenant, at Tenant's sole cost and expense, shall arrange for the transfer of the Letter of Credit to the new landlord, as designated by Landlord in the foregoing notice or have the Letter of Credit reissued in the name of the new landlord and Landlord shall thereupon be released by Tenant from all liability for the return of such security. Tenant agrees to look solely to the new landlord for the return of such cash security or Letter of Credit and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber any monies or Letter of Credit deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

33. CAPTIONS. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

34.   ADDITIONAL DEFINITIONS.

          A. The term "office" or "offices", wherever used in this Lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing.

          B. The words "reenter" and "reentry" as used in this Lease are not restricted to their technical legal meaning.

          C. The term "rent" or "Rent" as used in this Lease shall mean and be deemed to include Minimum Rent, any increases in Minimum Rent, all additional rent and any other sums payable hereunder.

          D. The term "BUSINESS DAYS" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and union holidays for those unions that materially affect the delivery of services in the Building.

          E. The words "INCLUDE", "INCLUDING" AND "SUCH AS" shall each be construed as if followed by the phrase "without being limited to" The words "HEREIN", "HEREOF", "HEREBY", "HEREUNDER" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article or subdivision hereof unless expressly so stated.

          F. The terms "SUBSTANTIAL COMPLETION" OR "SUBSTANTIALLY COMPLETED" or words of similar import shall mean that any construction work (including Alterations and Landlord's Work) has been substantially completed, it being agreed that any such work all be deemed substantially complete notwithstanding the fact that minor or insubstantial details of construction or demolition and/or mechanical adjustment and/or decorative items remain to be performed, provided that any such unperformed work shall not materially interfere with Tenant's use and occupancy of the Premises for the Permitted Uses.

35. PARTIES BOUND. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

36.   BROKER.

          A. Tenant represents and warrants that Tenant has dealt directly with (and only with), the Landlord's Broker and the Tenant's Broker as broker in connection with this Lease, and that insofar as Tenant knows no other broker negotiated this Lease or is entitled to any commission in connection therewith, and the execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commission, fee or other compensation by any other person who shall claim to have dealt with Tenant in connection with this Lease and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

          B. Tenant agrees that in the event it shall, during the Term, seek to hire from Landlord any additional premises in the Building, it shall seek to do so directly from the Landlord without the intervention of any broker or brokers and if Landlord and Tenant shall enter into any lease with respect to any such additional premises, Tenant shall be required to indemnify and hold harmless Landlord from and against any and all claims or demand for brokerage commissions in connection therewith (excluding any commissions payable by Landlord as a result of any exclusive leasing agreements entered into by Landlord which may give rise to the obligation to pay such commissions). Tenant shall have the right, notwithstanding the foregoing, to engage the services of a broker in connection with any leasing referred to in this Subsection B, provided, however, that in such event Tenant shall be solely responsible for the payment of any and all brokerage commissions in connection therewith and shall pay the same.

37. INDEMNITY. Tenant shall not do or permit any act or thing to be done upon the Premises which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any legal requirement of public authority, but shall exercise such control over the Premises as to fully protect Landlord against any such liability. Tenant agrees to indemnify and save harmless Landlord from and against (a) all claims of, whatever nature against Landlord arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, including any claims arising from any act, omission or negligence of Landlord or Landlord and Tenant, (b) all claims against Landlord arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Premises from the date access to the Premises is given to Tenant (including during the, performance of Landlord's Work, if any), (c) all claims against Landlord arising from any accident, injury or damage to any person, entity or property, occurring outside of the Premises but anywhere within or about the Real Property, where such accident, injury or damage results or is claimed to have resulted from an act or omission of Tenant or Tenant's agents, employees, invitees or visitors, including any claims arising from any act, omission or negligence of Landlord or Landlord and Tenant, (d) any breach, violation or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed, and (e) any claim, loss or liability arising or claimed to arise from Tenant, or any of Tenant's contractors, licensees, agents, servants, employees, invitees or visitors causing or permitting any Hazardous Substances (hereinafter defined) to be brought upon, kept or used in or about the Premises or the Real Property or any seepage, escape or release of such Hazardous Substances. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof, including all reasonable legal fees and expenses incurred in enforcing the provisions of this indemnity. As used herein, "HAZARDOUS SUBSTANCES" shall mean, collectively, (a) asbestos and polychlorinated biphenyls and (b) hazardous or toxic materials, wastes and substances which are defined, determined and identified as such pursuant to any law.

38. ADJACENT EXCAVATION; SHORING. If an excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of Rent.

39.   MISCELLANEOUS.

          A. No Offer. This Lease is offered for signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

          B. Signatories. If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy and/or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

          C. Certificates. From time to time, within seven (7) days next following request by Landlord or any Mortgagee, Tenant shall deliver to Landlord or such Mortgagee, as the case may be, a written statement executed and acknowledged by Tenant, in form satisfactory to Landlord or such Mortgagee, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Minimum Rent, additional rent and other charges hereunder have been paid, together with the amount of fixed base monthly Minimum Rent then payable, (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (iv) stating the amount of the security deposit under this Lease, (v) stating whether there are any subleases affecting the Premises, (vi) stating the address of Tenant to which all notices and communications under the Lease shall be sent, the Commencement Date and the Expiration Date, and (vii) as to any other matters requested by Landlord or such Mortgagee. Tenant acknowledges that any statement delivered pursuant to this Subsection may be relied upon by any purchaser or owner of the Real Property or the Building, or Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee, or by any assignee of any Mortgagee, or by any Lessor.

          D. Directory Listings. Landlord agrees to provide Tenant, at Landlord's sole cost and expense, with a single listing of Tenant's name on the directory in the lobby of the Building. Upon written request by Tenant, Landlord agrees to provide Tenant with a reasonable number of additional listings on such directory, at Tenant's sole cost and expense, provided that in all events, Tenant shall be limited to a number of listings determined by multiplying Tenant's Proportionate Share by the total number of spaces for listings on such directory.

          E. Authority. If Tenant is a corporation, partnership, limited liability company or other business entity, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing entity qualified to do business in the State of New York and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

          F. Signage.

          (i) Tenant shall not exhibit, inscribe, paint or affix any sign, advertisement, notice or other lettering on any portion of the Building or the outside of the Premises without the prior written consent of Landlord in each instance. A plan of all signage or other lettering proposed to be exhibited, inscribed, painted or affixed shall be prepared by Tenant in conformity with building standard signage requirements and submitted to Landlord for Landlord's consent. If the proposed signage is acceptable to Landlord, Landlord shall approve such signage or other lettering by written notice to Tenant. All signage or other lettering which has been approved by Landlord shall thereafter be installed by Landlord at Tenant's sole cost and expense. Payment of all charges therefor shall be deemed additional rent hereunder and shall be payable within ten (10) days of rendition of a bill therefor. In the event Landlord requires payment in advance for the installation of any such signage or other lettering, no installation shall be commenced by Landlord until Landlord has received payment in full.

          (ii) Upon installation of any such signage or other lettering, such signage or lettering shall not be removed, changed or otherwise modified in any way without Landlord's prior written approval. The removal, change or modification of any signage or other lettering theretofore installed shall be performed solely by Landlord at Tenant's sole cost and expense. Tenant shall not exhibit, inscribe, paint or affix on any part of the Premises or the Building visible to the general public any signage or lettering including the words "temporary" or "personnel".

          (iii) Any signage, advertisement, notice or other lettering which shall be exhibited, inscribed, painted or affixed by or on behalf of Tenant in violation of the provisions of this subsection may be removed by Landlord and the cost of any such removal shall be paid by Tenant as additional rent within ten (10) days of rendition of a bill therefor.

          (iv) Tenant shall not permit any machinery, equipment, sign, banner or any other thing to protrude from the Premises to the exterior of the Building beyond any plane of the exterior windows of the Premises or beyond the Premises within the interior of the Building.

          G. Consents and Approvals. Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

          H. Rent Control. In the event the Minimum Rent or additional rent or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Legal Requirements, Tenant shall enter into such agreements) and take such other steps as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved under this Lease). Upon the termination of such legal rent restriction (a) the Minimum Rent and/or additional rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord promptly upon being billed, to the maximum extent legally permissible, and amount equal to (i) the Minimum Rent and/or additional rent which would have been paid pursuant to this Lease but for such legal rent restriction, less (ii) the amounts paid by Tenant during the period such legal rent restriction was in effect.

          I. Right to Relocate.

          (i) Notwithstanding anything contained in this Lease to the contrary, Landlord shall have the right to substitute in lieu of the Premises alternative space in the Building designated by Landlord (the "RELOCATION SPACE") effective as of the date (the "RELOCATION EFFECTIVE DATE") set forth in a notice given to Tenant (the "RELOCATION NOTICE"). The Relocation Space shall be reasonably comparable to the Premises with respect to internal configuration, quality of finish and rentable square foot area (i.e., plus or minus ten (10%) percent). The Relocation Effective Date shall not be less than thirty (30) days following the date upon which the Relocation Notice is given to Tenant. In the event that Landlord exercises its rights hereunder, (a) Tenant shall deliver to Landlord possession of the Premises on or before the Relocation Effective Date vacant and broom clean, free of all occupancies and encumbrances and otherwise in accordance with the terns, covenants and conditions of the Lease as if the Relocation Effective Date were the Expiration Date, (b) effective as of the Relocation Effective Date, the term and estate hereby granted with respect to the Premises originally demised hereunder shall terminate, the Relocation Space shall be deemed to be the Premises and the Minimum Rent and additional rent payable under this Lease shall be adjusted, if necessary, so as to reflect any difference between the deemed rentable square foot area of the original Premises and said Relocation Space.

          (ii) Provided that Tenant is not in default under this Lease, Landlord shall at Landlord's cost and expense, remove and reinstall Tenants' personal property, trade fixtures and equipment in the Relocation Space ("LANDLORD'S RELOCATION WORK"). Landlord shall complete Landlord's Relocation Work on or before the Relocation Effective Date provided that Tenant cooperates with Landlord and gives Landlord full access to the Premises to facilitate the performance thereof.

          (iii) Following any relocation undertaken pursuant to this subsection, Tenant shall promptly execute and deliver an agreement confirming such relocation and fixing any corresponding adjustments in Minimum Rent and additional rent payable under this Lease, but any failure to execute such an agreement by Tenant shall not affect such relocation and adjustments as determined by Landlord.

          J. Access to Premises. Subject to its reasonable security regulations, Landlord agrees that the Building shall be accessible to Tenant and Tenant shall have the use of at least one (1) elevator subject to call, twenty four (24) hours a day, seven, (7) days a week.

          K. Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent. In addition, the parties recognize and agree that the damage to Landlord resulting from any breach by Tenant of the foregoing confidentiality covenant will be substantial and will be impossible to accurately measure. Tenant therefore agrees that if Tenant breaches such confidentiality covenant, Tenant shall pay to Landlord as liquidated damages the sum of $25,000.00. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

          IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.


                                    104 West 40th Street Partners, LLC, Landlord

                                    By: /s/ Aby Rosen
                                        -----------------------------
                                        Name: Aby Rosen
                                        Title: Member


                                    Bridgeline Software, Inc. Tenant

                                    By: /s/ Gary M. Cebula
                                        -----------------------------
                                        Name: Gary M. Cebula
                                        Title: CFO


                                    52-2263942
                                    ------------------------
                                    Tenant's Tax ID Number

                                    EXHIBIT 1

                             FLOOR PLAN OF PREMISES

THIS IS A SCHEMATIC PLAN AND IS INTENDED ONLY TO SHOW THE PROPOSED GENERAL LAYOUT OF THE PREMISES. ALL MEASURES, DISTANCES AND DIMENSIONS ARE APPROXIMATE AND NOT TO SCALE. THE DEPICTIONS HEREON DO NOT CONSTITUTE A WARRANTY OR REPRESENTATION OF ANY KIND.



                          [SCHEMATIC PLAN APPEARS HERE]

                                    EXHIBIT 2

                             CLEANING SPECIFICATIONS


      A. The following general cleaning will be performed nightly, Monday through Friday, excluding union and legal holidays:

          (1) All carpeting will be vacuumed once per week and carpets swept, as needed, the remaining four (4) nights.

          (2) All composition floor tiling will be swept and dust mopped with a chemically treated mop for dust control one (1) time per week.

          (3) ALL desks will be dusted. Tenant personalty and work product will not be moved:

          (4) Wastepaper baskets will be emptied and trash removed to a designated location in the Premises. Plastic liners will be installed weekly into all trash receptacles at Tenant's expense.

          (5) Wipe clean all water fountains and coolers; empty waste water.

      B. The following lavatory service will be performed Monday through Friday, excluding union and legal holidays:

          (1) Porcelain fixtures will be scoured clean.

          (2) Both sides of toilet seats will be washed with a mild germicidal solution.

          (3) Bright work will be dry polished.

          (4) Trash receptacles will be emptied and cleaned, as needed.

          (5) Mirrors will be wiped clean.

          (6) Partitions will be wiped down, as necessary.

          (7) Shelves and counters will be wiped clean.

          (8) Floors will be mopped with a mild disinfectant.

          (9) Lavatory supplies will be furnished and installed at the Tenant's expense:

      C. The following shall be performed weekly:

          (1) All chairs, tables, cabinets and attachments will be dusted weekly. Tenant personalty and work product will not be moved.

          (2) Window sills will be dusted weekly. Tenant personalty and work product will not be moved.

          (3) Moldings and ledges within hands' reach will be dusted weekly.

      D. The following shall be performed quarterly:

          (1) Dust in place all picture, frame, charts, graphs and similar wall hangings not reached in nightly cleaning.

          (2) Dust all vertical surfaces and walls, partition doors, door bucks and other surfaces not reached in nightly cleaning. Tenant personalty and work product will not be moved.

      E. Window Cleaning:

          (1) All windows are to be cleaned inside and outside two (2) times per year.

                                    EXHIBIT 3

                            FORM OF LETTER OF CREDIT

ISSUE DATE:________________
L/C NO.:___________________

APPLICANT:
************DIRECT**************                           [Tenant]
                                                           AMOUNT: USD $________

[LANDLORD]
c/o RFR Realty, LLC
400 PARK AVENUE
NEW YORK, NEW YORK 10022

GENTLEMEN:


We hereby establish our irrevocable standby letter of credit no.________________ in your favor for an aggregate amount not to exceed the amount indicated above, expiring at our counters in New York with our close of business on ___________.

This letter of credit is available with the __________________ Bank, New York against presentation of your draft at sight drawn on the ____________________ Bank, New York.

It is a condition of this irrevocable letter of credit that it shall be automatically extended without amendment for additional one year periods from the present or each future expiration date, unless at least 45 days prior to such date we send you notice in writing by registered mail at the above address, that we elect not to renew this letter of credit for such additional period. However in no event shall this letter of credit be extended beyond the final expiration date of _______________. Upon such notice to you, you may draw drafts on us at sight for an amount not to exceed the balance remaining in this letter of credit within the then applicable expiration date, accompanied by your dated statement purportedly signed by one of your officials reading: "the amount of this drawing USD _____________ under the Bank letter of credit number __________ represents funds due us as we have received notice from the _____________ - Bank of its decision not to extend letter of credit number for an additional year, and the obligation remains outstanding." We will not notify Applicant or any other third party with respect to communications, or inquiries of Beneficiary, including the presentation of the Letter of Credit for payment or any attempt to draw against the Letter of Credit, until after the Letter of Credit has been paid in accordance with the terms hereof.

This letter of credit is transferable in its entirety (but not in part) and the ___________________ Bank only is authorized to act as the transferring bank.

We shall not recognize any transfer of this letter of credit until this original letter of credit together with any amendments and a signed and completed transfer form satisfactory to us is received by us.

Transfer charges are for the applicant's account. Forms are attached.. [Please obtain forms from the Bank].

The correctness of the signature and title of the person signing the transfer forms must be verified by your bank.

In case of any transfer under this letter of credit, the draft and any required statement must be executed by the transferee.

This letter of credit may not be transferred to any person with which U.S. persons are prohibited from doing business under U.S. foreign assets control regulations or other applicable U.S. laws and regulations.

All drafts must indicate: "Drawn under the Bank, New York letter of credit no. dated ____________________."

The original letter of credit and all sight drafts must be presented for drawing.

Except as otherwise expressly stated herein, this letter of credit is subject to the Uniform Customs and Practice for documentary credits, 1993 Revision, ICC Publication No. 500.

                                   SCHEDULE A

                              RULES AND REGULATIONS

          (1) The rights of each tenant in the Building to the entrances, corridors and elevators of the Building are limited to ingress to and egress from such tenant's premises and no tenant shall use, or permit the use of the entrances, corridors, or elevators for any other purpose. No tenant shall invite to its premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by other tenants. No tenant shall encumber or obstruct, or permit the encumbrances or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building, the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

          (2) Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. All tenants' employees, agents and visitors shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and the tenant with respect thereto. Each tenant shall be responsible for all persons for whom it requests such permission andshall be liable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation or interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from a tenant's premises or the Building under the provisions of this rule.

          (3) No tenant shall obtain or accept for use in its premises ice, drinking water, towels, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord in writing to furnish such services. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulation as may be fixed by Landlord.

          (4) No window or other air-conditioning units shall be installed by any tenant, and only such window coverings as are supplied or permitted by Landlord shall be used in a tenant's premises.

          (5) There shall not be used in any space, nor in the public halls of the Building, either by any tenant or by jobbers, or other in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

          (6) All entrance doors in each tenant's premises shall, be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

          (7) No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. No dangerous, inflammable, combustible or explosive object, material or fluid shall be brought into the Building by any tenant or with the permission of any tenant.

          (8) All damages resulting from any misuse of the plumbing fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

          (9) No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from Landlord, which may make a reasonable charge therefore: Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to Landlord.

          (10) Each tenant, shall, at its expense, provide artificial light in the premises for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

          (11) No tenant shall install or permit to be installed any vending machines.

          (12) No animals or birds, bicycles, mopeds or vehicles of any kind shall be kept in or about the Building or permitted therein.

          (13) No furniture, office equipment, packages or merchandise will be received in the Building or carried up or down in the elevator, except between such hours as shall be designated by Landlord. Landlord shall prescribe the charge for, freight elevator use and the method and manner in which any merchandise, heavy furniture, equipment or safes shall be brought in or taken out of the Building, and also the hours at which such moving shall be done. Any reserved usage of the freight elevator shall be in minimum increments of four
(4) hours. No furniture, office equipment, merchandise, large packages or parcels shall be moved or transported in the passenger elevators at any time.

          (14) All lighting fixtures hung in offices or spaces along the perimeter of any tenant's Premises must be fluorescent, of a quality, type, design and bulb color approved by Landlord unless the prior consent of Landlord has been obtained for other limping.

          (15) The exterior windows and doors that reflect or admit light and air into any premises or the halls, passageways or other public places in the Building, shall not be covered or obstructed by any tenant, nor shall any articles be placed on the windowsills.

          (16) Canvassing, soliciting and peddling in the Building is prohibited' and each tenant shall cooperate to prevent same.

          (17) No tenant shall do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, except as expressly approved in writing by Landlord In addition, no tenant shall cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the premises. The foregoing shall not preclude tenant from having food or beverages delivered to the premises, provided that no cooking or food preparation shall be carried out at the premises.

          (18) No tenant shall generate, store, handle, discharge or otherwise deal with any hazardous or toxic waste, substance or material or oil or pesticide on or about the Real Property.

                                   SCHEDULE B

                                 LANDLORD'S WORK

        Landlord shall, at its expense, perform the following work and installations ("Landlord's Work") all of which shall be of material, design, capacity, finish and color (if applicable) to the standard adopted by Landlord for the Building (but in no event more than the type and quantity of work set forth below).

          Landlord shall build out the Premises in Building standard manner, substantially accordance with Schedule B-1 annexed hereto and made a part hereof.

          Landlord shall provide wood trim around two (2) glass side lights as described on Schedule B-1.

          Landlord shall provide wood trim on the conference room wall as described on Schedule B-1.

          Landlord shall provide the Tenant Upgrades as set forth on Schedule B-2. Simultaneously with the execution and delivery of this Lease, Tenant shall pay to Landlord the sum of $7,194.00, representing payment for the Tenant Upgrades.

                                  SCHEDULE B-1

                       SPECIFICATIONS FOR LANDLORD'S WORK

THIS IS A SCHEMATIC PLAN AND IS INTENDED ONLY TO SHOW THE PROPOSED GENERAL LAYOUT OF THE PREMISES. ALL MEASURES, DISTANCES AND DIMENSIONS ARE APPROXIMATE AND NOT TO SCALE. THE DEPICTIONS HEREON DO NOT CONSTITUTE A WARRANTY OR REPRESENTATION OF ANY KIND.


                     [SCHEMATIC PREMISES PLAN APPEARS HERE]

                                                               November 25, 2003

Re: Bridgeline
    104 West 10th Dtreet - 10th Floor
    New York, NY 10018
    Proposal No. 03-2575R4

                           PRELIMINARY SCOPE OF WORK
                           -------------------------

Item #                        Description       Toaal Quantity          Unit

1       Hollow Metal & Hardware
        -----------------------
        Furnish & deliver Schalge D-Series Athens Lever handle          1       ea.
        D50PD\US26D, four (4) pairs Stanley #CB 1960xUSD32D hinge,
        Ives #438 stop, three (3) #20 Ives gray rubber - closer
        Furnish & deliver Schalge D-Series Athens Lever handle          1       ea.
        D50PD\US26D, four (4) pairs Stanley #CB 1960xUSD32D hinge,
        Ives #438 stop, three (3) #20 Ives gray rubber - closer
        Furnish & deliver Schalge D-Series Athens Lever handle          8       ea.
        D50PD\US26D, two (2) pairs Stanley #CB 1960xUSD32D hinge,
        Ives #438 stop, three (3) #20 Ives gray rubber
        Furnish & deliuver pocket door hardware                         1       ea.
        Furnish & deliver sliding door hardware                         1       ea.
        Furnish & deliver 3'0" x 8'0" KD hollow metal frame             7       ea.
        Furnish & deliver 4'0" x 8'0" KD hollow metal frame             2       ea.
        Furnish & deliver 6'0" x 8'0" KD welded hollow metal frame      1       ea.
2       DRYWALL, CARPENTRY & CEILINGS
        -----------------------------
        Furnish & install 1'6" x 8'0" trimmed sheetroxk opening to      2       ea.
        receive sidelight glass
        Furnish & install 24" x 24" regular lay-in exposed spline   2,656       sq. ft.
        suspended acousticval ceiling, Armstrong beveled edge
        #1912 "Ultima", color white, in 9/16" Superfine white
        exposed tee grid
        Furnish & install 4'0" x 8'0" x 3/4" plywood panel in           1       ea
        telephone room
        Furnish & install bulding standard window pockets              60       lin. ft.
        Furnish and install drywall partitions using two and          228       lin. ft.
        one-half (2 1/2") metal studs, twenty-four (24) inches
        on center, six (6") inches above hung ceiling and (1)
        layer of five-eight (5/8") gypsum board. Tape and spackle
        to receive building standard paint.

        Handle and install 2'6"/3'0"x8'0" hollow metal frames - KD     10       ea.
        Handle and install 3'0"x8'0" hollow metal frame - welded        1       ea.
        Patch floor below true to MEP work                              1       lot
        Provide hip pocket door condition                               1       ea.
        Close door opening                                              1       ea.

Tri-Star Construction Corporation - 770 Lexington Avenue - New York, N.Y. 10021

                                                               November 25, 2003

Re: Bridgeline
    104 West 10th Dtreet - 10th Floor
    New York, NY 10018
    Proposal No. 03-2575R4

                           PRELIMINARY SCOPE OF WORK
                           -------------------------

Item #                        Description       Toaal Quantity          Unit

3       ARCHITECTURAL WOODWORK
        ----------------------
        Furnish and install 2'6"/3'0" x 8'0" solid core wood door      11       ea.
        with cherry finish
        Furnish & install plastic laminated upper and lower             6       lin. ft.
        cabinets at pantry
        Furnish and install 3'0" x 8'0" solid core wood door with       1       pair
        cherry finish [illegible]
        Furnish and install 3'0" x 8'0" solid core wood door with       1       ea.
        cherry finish - pocket door
        Furnish & install coat closet interior                          5       lin. ft.
        Furnish & install wood frame at Conference Room                 5       ea.
        Furnish & install wood frame at Private Offices                 2       ea.
4       Glass & Glazing
        ---------------
        Furnish & install 18" x 96" x 3/8" clear tempered glass         2       ea.
        set in top and bottom surface mounted channels
        Furnish & install 96" x 3/8" clear tempered glass set          14       lin. ft.
        in top and bottom surface mounted channels - Conference
        Room wall
5       PAINTING
        --------
        Paint wall with two (2) finish coats of Benjamin Moore      4,248       sq. ft.
        Latex paint in satin finish
        Paint hollow metal frame with two (2) coats of semi-gloss      11       ea.
        enamal
        Allow for painting of metal convectors with two (2) coats      66       lin. ft.
        of semi-gloss enamal
        Allow for painting core walls, interior and exterior1       2,520       sq. ft.
        columns, etc.
6       CARPET & RESILIENT FLOORING
        ---------------------------
        Furnish & install building standard carpet via direct glue    310       sq. yd.
        down -  based upon labor and material allowance of $25.00
        per square yard

        Furnish & install 1" vinly base                               760       lin. ft.
        Prepare flooe slab to receive new finish                    2,656       sq. ft.
7       HVAC
        ----
        Furnish & install constant air distribution system for      3,532       sq. ft.
        demised space including new diffusers and returns

Tri-Star Construction Corporation - 770 Lexington Avenue - New York, N.Y. 10021

                                                               November 25, 2003

Re: Bridgeline
    104 West 10th Dtreet - 10th Floor
    New York, NY 10018
    Proposal No. 03-2575R4

                           PRELIMINARY SCOPE OF WORK
                           -------------------------

Item #                        Description       Toaal Quantity          Unit

9       PLUMBING
        --------
        Furnish & install pantry sink consisting of Elkay               1       ea.
        "Celebrity" #ADAI - 2521 stainless steel & Delta #462
        chrome pull out spray with lever handle
        Allow to furnish & install thirty (30) feet of roughing        30       lin. ft.
9       ELECTRIC
        --------
        Allow to furnish & install exit lights (Lightolier SE-EGLID     3       ea.
        Series Edge Lite)
        Allow to furnish & install single pole light switch            11       ea.
        (Leviton Decora Rocker White)
        Furnish & install 20-amp separate circuit duplex receptacle     3       ea.
        Furnish & install buliding standard 2'0" x 2'0"/4'0" light     47       ea.
        fixture (Mark Lighting Aurora Series) with side mounted
        perforated shields

        Furnish & install one (1) duplex receptacle (Leviton White)    13       ea.
        Furnish & install one (1) quad receptacle (Leviton White)       7       ea.
        Furnish & install one (1) telephone/data stub-up                9       ea.
        Furnish and install homeruns                                    9       ea.
10      FIRE ALARM - ALLOWANCE
        ----------------------
        Provide for fire alarm work                                 3,532       sq. ft.
11      STONEWORK
        ---------
        Furnish & install stone flooring in Reception Area based      192       sq. ft.
        upon $25.00 per square feet labor and material allowance

Tri-Star Construction Corporation - 770 Lexington Avenue - New York, N.Y. 10021

                                  SCHEDULE B-2

                                TENANT UPGRADES

                                                               November 25, 2003

    RFR
---------------
RFR Realth, LLC


                        Re: Bridgeline
                            104 West 10th Dtreet - 10th Floor
                            New York, NY 10018
                            Proposal No. 03-2575R4

                        Please initial below to accept tenant upgrade.

                        LIST OF TENANT UPGRADES
                        -----------------------

                        Tenant Upgrade #1                               Approved
                        -----------------                               --------

                        Furnish & install three (3) separate
                        circuit outlet for L.T. room

                                            Add the sum of $1,770.00      jmc

521 FIFTH AVENUE

NEW YORK, NY 10175      Tenant Upgrade #2
                        -----------------
PHONE (212) 883-0526
                        Furnish & install six (6) wall-mounted
FAX (212) 883-0529      electric whips for furniture system

                                            Add the sum of $5,424.00      jmc

                                  SCHEDULE C- l
                    REQUIREMENTS FOR PLANS AND SPECIFICATIONS

     Tenant shall submit two (2) sepias and four (4) prints each (as well as the mylars specified in subparagraph (xx) below, and one (1) additional sepia if structural engineering is anticipated) of final and completed dimensioned and detailed Plans and Specifications. Plans and Specifications shall also be submitted in CADD format on disk. The Plans and Specifications must comply with all Legal Requirements. The Plans and Specifications shall be stamped and sealed by Tenant's architect and shall include the following:

          (i) Reflected ceiling layouts and locations, including exit lights and special area lighting specification for inclusion in engineer's contract documents.

          (ii) Equipment loads (Btu/hr., voltage, amperage, phase, waits, etc.) and requirements for general work stations, as well as special areas, such as telephone equipment rooms, copy rooms, edit rooms, etc.

          (iii) Areas requiring 24-hour air conditioning or areas requiring air conditioning after normal operating hours for the Building.

          (iv)      Power and telephone layouts and locations.

          (v) Emergency power requirements, including specific electric equipment and air conditioning equipment.

          (vi) Temperature and humidity requirements for all special areas other than office spaces.

          (vii)     Rooms to have individual zone control (VAV boxes, etc.).

          (viii)    Population (i.e., number of people per area).

          (ix) Noise criteria and acoustical design criteria for special areas.

          (x) Requirements for redundant air conditioning systems (communications rooms, computer rooms, etc.).

          (xi) Compressed air requirements, including SCFM, pressure, valving, etc. In addition, provide division of responsibility for specific equipment (i.e., Landlord or contractor supplied).

          (xii)     Equipment requiring special exhaust.

          (viii) General conditions and special supplemental conditions for specifications.

          (xiv) Fire protection for special areas (preaction sprinkler, sprinkler, smoke and heat detectors, etc.).

          (xv)      Raised floor areas, including heights of raised floors, etc.

          (xvi) Plumbing requirements (types of fixtures, etc.), including division of responsibility for specifying fixtures.

          (xvii)    Paging requirements.

          (xviii)   A full set of architectural drawings (including fire-rated wall sections, elevations, etc.).

          (xix)     Security, data and audio/visual requirements (sizes).

          (xx) Wash-off, reverse reading, half-tone mylars, without dimensions, of the following drawings:

                   (a) Three (3) per floor - reflected ceiling plan)
                   (b) One (1) per floor - power and telephone plan.
                   (c) One (1) per floor - construction plan (to be used for
                       plumbing layout, if applicable).

          (xxi)     Location and details of common corridor, if applicable.

          (xxii)    Color and finish specifications.

          (xxiii)   Any and all information as may be reasonably necessary to
complete the Alterations in the Premises.

                                  SCHEDULE C-2

                             CONSTRUCTION PROCEDURES

          (1) The Plans and Specifications as required by Schedule C-1 are to be delivered to Landlord's Vice President of Construction (the
"VP/Construction"), and shall be distributed as follows:

          One (1) set to be retained by the VP/Construction
          One (1) set to Landlord's Consulting Engineer
          One (1) set to Landlord's Consulting Architect
          One (1) set to the Building Manager

          (2) The VP/Construction shall set the date for the meeting with the engineer, architect and building manger to discuss the Plans and Specifications, submit comments and incorporate any response.

          (3) No construction shall be permitted unless the building manager has a copy of the approved Plans and Specifications as well as Landlord's approval letter.

          (4) If any Alterations require Permits, all applications therefor must be submitted to:

                    Vice President of Construction
                    RFR Realty LLC
                    757 Third Avenue - 7th floor
                    New York, New York 10017

          (5) The President of RFR Realty, LLC is the only individual authorized to sign any Permit applications.

          (6) All submissions must use the Building Department Filings Approval Form, the Plans and Specifications Approval Form and the Comments to Plans and Specifications Form, copies of which are annexed hereto.

                                 RFR Realty LLC
                                 400 Park Avenue
                            New York, New York 10022

                    BUILDING DEPARTMENT FILINGS APPROVAL FORM

            DATE:        _______________________________________________
            LESSEE:      _______________________________________________
            PREMISES:    _______________________________________________
            OWNER:       _______________________________________________
            LEASE DATE:  _______________________________________________
            FORMS:       _______________________________________________

                       (IDENTIFY FORMS WHICH WERE SIGNED)

     YOU HAVE REQUESTED THAT WE SIGN THE ABOVE-REFERENCED NEW YORK CITY BUILDING DEPARTMENT FORMS (THE "FORMS") IN CONNECTION WITH YOUR PROPOSED ALTERATIONS IN THE PREMISES IN ORDER TO EXPEDITE YOUR APPLICATION PROCESS WE HAVE AGREED TO SIGN THE FORMS ON YOUR BEHALF THE SIGNING OF THE FORMS DOES NOT CONSTITUTE AN APPROVAL OF YOUR PLANS AND SPECIFICATIONS, YOUR PROPOSED WORK OR ANY OTHER ASPECTS OF THE PROPOSED ALTERATIONS, NOR SHALL IT BE DEEMED TO BE AN APPROVAL OR AN ACKNOWLEDGEMENT OF THE LAYOUT, FUNCTIONALITY OR ANY OTHER ASPECT OF YOUR PROPOSED WORK, IT BEING UNDERSTOOD AND AGREED THAT THE SIGNING OF THESE FORMS IS SIMPLY AN ACCOMMODATION TO YOU AND IS MADE WITHOUT ANY RECOURSE OR LIABILITY ON THE PART OF THE OWNER OR ITS MANAGER AND IS NOT INTENDED TO IMPLY ANY AGREEMENT, UNDERSTANDING OR OBLIGATION ON THE PART OF OWNER OR MANAGER THE SIGNING OF THE FORMS CANNOT BE RELIED UPON OR USED BY YOU OR OTHERS IN ANY DISPUTE WITH OWNER OR MANAGER EXCEPT FOR THE SOLE PURPOSE OF PROVING THAT OWNER SIGNED THE FORMS .

                                       Very truly YOURS,

                                       RFR REALTY LLC


                                       By: ______________________________
                                           Name: Frank Spadatora
                                           Title: Vice President, Construction
AGREED:

LESSEE:
By:__________________________
   Authorized Representative/Title:_____________

                                 RFR Realty LLC
                                 400 Park Avenue
                            New York, New York 10022

                     PLANS AND SPECIFICATIONS APPROVAL FORM

            DATE:        _______________________________________________
            LESSEE:      _______________________________________________
            PREMISES:    _______________________________________________
            OWNER:       _______________________________________________
            LEASE DATE:  _______________________________________________
            FORMS:       _______________________________________________
                       (Include Dates, Architect's Name And Sheet Numbers)


YOU HAVE REQUESTED THAT WE APPROVE THE PLANS AND SPECIFICATIONS REFERRED. TO ABOVE (THE "PLANS") IN CONNECTION WITH YOUR PROPOSED ALTERATIONS TO THE PREMISES. OUR APPROVAL OF THE PLANS, YOUR PROPOSED WORK OR ANY OTHER ASPECT OF THE ALTERATIONS, IS SOLELY FOR THE BENEFIT OF THE OWNER AND SHALL NOT BE DEEMED TO BE AN APPROVAL OR ACKNOWLEDGMENT WITH RESPECT TO THE LAYOUT OR THE FUNCTIONALITY OF YOUR DESIGN OR ANY OTHER ASPECT OF YOUR WORK, IT BEING UNDERSTOOD AND AGREED THAT THE APPROVAL OF THE PLANS IS WITHOUT ANY RECOURSE OR LIABILITY ON THE PART OF THE OWNER OR ITS MANAGER AND IS NOT INTENDED TO IMPLY ANY AGREEMENT, UNDERSTANDING OR OBLIGATION ON THE PART OF OWNER OR MANAGER. THE APPROVAL CANNOT BE USED BY YOU OR OTHERS IN ANY DISPUTE WITH OWNER OR MANAGER EXCEPT FOR THE SOLE PURPOSE OF PROVING THAT YOU HAVE COMPLIED WITH THE PROVISIONS OF THE LEASE REQUIRING YOU TO OBTAIN OWNER'S APPROVAL OF THE PLANS OUR COMMENTS TO THE PLANS, IF ANY, ARE SET FORTH ON THE ATTACHED COMMENT FORM.

                                       Very truly YOURS,

                                       RFR REALTY LLC


                                       By: ______________________________
                                           Name:
                                           Title:
AGREED:

LESSEE:
By:__________________________
   Authorized Representative/Title:_____________

                                 RFR REALTY LLC
                                 400 Park Avenue
                            New York, New York 10022

                      COMMENTS TO PLANS AND SPECIFICATIONS


            DATE:        _______________________________________________
            LESSEE:      _______________________________________________
            PREMISES:    _______________________________________________
            OWNER:       _______________________________________________
            LEASE DATE:  _______________________________________________
            FORMS:       _______________________________________________
                       (Include Dates, Architect's Name And Sheet Numbers)


[_]    NOT APPROVED                    Comments need to be addressed in writing
                                       and shown on plans, which need to be
                                       re-submitted.



[_]    PRELIMINARY APPROVAL            You may  proceed with only the work that
                                       has been approved on the drawings that
                                       require no additional comments or
                                       changes.


[_]    FINAL APPROVAL

COMMENTS:

______________________________________________________

______________________________________________________

______________________________________________________





                                       Very truly YOURS,

                                       RFR REALTY LLC


                                       By: ______________________________
                                           Name: Frank Spadatora
                                           Title: Vice President, Construction

                                   SCHEDULE D

                   Current Construction Insurance Requirements

LIABILITY LIMITATIONS

Comprehensive or Commercial General Liability Insurance written on an occurrence basis, to afford protection of $3,000,000 combined single limit for personal injury, bodily injury and/or death and Broad Form property damage arising out of any one occurrence; and which insurance shall include coverage for premises-operations (including explosion, collapse and underground coverage), elevators, contractual liability, owner's and contractor's protective liability, and completed operations liability.

Comprehensive Auto Liability Insurance covering the use of all owned, non-owned and hired vehicles with bodily injury and property damage coverage, all on a per occurrence basis, at a combined single limit of $1,000,000.

Workmen's Compensation Insurance providing statutory benefits for contractor's employees and Employer's Liability Coverage in an amount not less than $100,000/$500,000/$100,000.

Property coverage damage to or loss of use of contractor's equipment.

CERTIFICATE HOLDER

[LANDLORD]
c/o RFR Realty LLC
400 PARK AVENUE
New York, New York 10022

ADDITIONAL INSUREDS

[LANDLORD]

RFR Realty LLC

In addition to listing each of the Additional Insured parties, as noted above, the Certificate of Insurance, general liability form, shall state that "The General Aggregate limited applied separately to each project."

The name and address of the Additional Insureds shall appear on the Certificate of Insurance. The insurance agent's address and telephone number is also required.